                                                                  EXHIBIT 10.149

                                                                       EXECUTION

                     ONYX ACCEPTANCE RECEIVABLES CORPORATION

                              AMENDED AND RESTATED
                          SALE AND SERVICING AGREEMENT

                          dated as of January 29, 2004

                           ONYX ACCEPTANCE CORPORATION

                     ONYX ACCEPTANCE RECEIVABLES CORPORATION

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                                TABLE OF CONTENTS

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
                                                                                                        Page No.
ARTICLE I DEFINITIONS.............................................................................          1
         Section 1.1 Definitions..................................................................          1

ARTICLE II PURCHASES AND SALES....................................................................          2
         Section 2.1 Agreements to Purchase and to Sell...........................................          2
         Section 2.2 Purchase Price...............................................................          2
         Section 2.3 Payment of Purchase Price....................................................          3
         Section 2.4 Delivery.....................................................................          3

ARTICLE III CONDITIONS TO PURCHASE................................................................          3
         Section 3.1 Conditions to Effectiveness..................................................          3
         Section 3.2 Conditions Precedent to Payment of Purchase..................................          4

ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS..............................................          4
         Section 4.1 Representations and Warranties of the Seller and the Servicer................          4
         Section 4.2 Representations and Warranties of the Seller Concerning Contracts............          8
         Section 4.3 Covenants of Seller..........................................................         12
         Section 4.4. Covenants of Servicer.......................................................         18
         Section 4.5 Repurchase of Ineligible Contracts...........................................         20
         Section 4.6 Financial Covenants of Seller................................................         21
         Section 4.7 Representations and Warranties of Recco......................................         22
         Section 4.8 Collecting Title Documents Not Delivered on the Purchase Date................         22

ARTICLE V SELLER NOTE AND SUBORDINATED NOTE.......................................................         23
         Section 5.1 Seller Note..................................................................         23
         Section 5.2 Restrictions on Transfer of Seller Note......................................         23
         Section 5.3 Subordinated Note............................................................         23
         Section 5.4 Restrictions on Transfer of Subordinated Note................................         26

ARTICLE VI TERMINATION OF COMMITMENT..............................................................         26
         Section 6.1 Termination..................................................................         26
         Section 6.2 Remedies.....................................................................         26

ARTICLE VII INDEMNIFICATION, ADDITIONAL COSTS, INSPECTION AND CERTAIN LITIGATION MATTERS..........         27
         Section 7.1 Indemnities..................................................................         27
         Section 7.2 Rights of Inspection.........................................................         28
         Section 7.3 Certain Litigation Matters...................................................         29

ARTICLE VIII THE SERVICER.........................................................................         30
         Section 8.1 Appointment of Servicer......................................................         30
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
         Section 8.2 Collections..................................................................         31
         Section 8.3 Maintenance of Records; Quarterly and Annual Reports.........................         31
         Section 8.4 Servicing Fee................................................................         33
         Section 8.5 Resignation; Sub-Contracting.................................................         33
         Section 8.6 Termination..................................................................         33
         Section 8.7 Daily Report.................................................................         34
         Section 8.8 Monthly Report...............................................................         34
         Section 8.9 Servicer Termination Events..................................................         34
         Section 8.10 Servicer Termination........................................................         35
         Section 8.11 Appointment of Successor Servicer...........................................         36

ARTICLE IX MISCELLANEOUS..........................................................................         37
         Section 9.1 Notices, Etc.................................................................         37
         Section 9.2 Successors and Assigns.......................................................         38
         Section 9.3 Confirmation of Intent; Security Interest....................................         38
         Section 9.4 Payments.....................................................................         39
         Section 9.5 Rights to Enable Successor Servicing.........................................         39
         Section 9.6 Costs; Expenses and Taxes....................................................         39
         Section 9.7 Severability Clause..........................................................         39
         Section 9.8 Amendments; Governing Law; Jury Trial Waiver.................................         39
         Section 9.9 No Recourse..................................................................         40
         Section 9.10 Further Assurances..........................................................         40
         Section 9.11 Termination.................................................................         40
         Section 9.12 Assignment to Collateral Agent..............................................         40
         Section 9.13 Counterparts................................................................         41
         Section 9.14 Headings....................................................................         41
         Section 9.15 No Bankruptcy Petition Against Finco........................................         41

EXHIBIT A               Seller Note
EXHIBIT B               Subordinated Note
EXHIBIT C               Officer's Certificate
EXHIBIT D               List of Lock-Box Banks and Numbers of Lock-Boxes
EXHIBIT E               Clearing Account Bank and Account Number
EXHIBIT F               Form of Servicer's Certificate
EXHIBIT G               Form of Daily Report
EXHIBIT H               Form of Monthly Report
EXHIBIT I               Credit and Collection Policy
SCHEDULE 4.1(h)-1       Principal Place of Business, Etc. of Seller
SCHEDULE 4.1(h)-2       Principal Place of Business, Etc. of Servicer
SCHEDULE 4.1(k)-1       Trade Names of Seller
SCHEDULE 4.1(k)-2       Trade Names of Servicer
SCHEDULE 4.1(r)-1       Subsidiaries of Seller
SCHEDULE 4.1(r)-2       Subsidiaries of Servicer
SCHEDULE 9.5            Licenses, Patents, Computer Hardware and Software, Etc.

                          SALE AND SERVICING AGREEMENT

      SALE AND SERVICING AGREEMENT (the "Sale Agreement" or this "Agreement"), dated as of January 29, 2004, between ONYX ACCEPTANCE CORPORATION, a Delaware corporation, as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and ONYX ACCEPTANCE RECEIVABLES CORPORATION, a Delaware corporation (together with its successors and assigns, "Recco"), as the purchaser.

                              W I T N E S S E T H:

      WHEREAS, the Seller in the ordinary course of its business originates and purchases contracts secured by automobiles, vans and light trucks;

      WHEREAS, the Seller wishes to sell certain of such contracts from time to time to Recco and Recco desires to purchase such contracts;

      WHEREAS, from time to time in accordance with the consummation of the transactions contemplated herein, Recco financed the purchases of such contracts by advances made by the Lenders under the Credit Agreement, which advances will be secured by the contracts purchased by Recco;

      WHEREAS, the parties hereto entered into the Sale and Servicing Agreement, dated as of January 9, 2003 (the "Original Sale Agreement"); and

      WHEREAS, the parties wish to amend and restate the Original Sale Agreement as hereinafter provided.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1 Definitions.

            (a) As used in this Agreement, capitalized terms used herein shall, unless otherwise defined herein, have the meanings assigned to them in Exhibit A to the Amended and Restated Credit Agreement, dated as of the date hereof, among Recco, CDC Financial Products, Inc., as Administrative Agent, the Conduit Lenders party thereto, the Committed Lenders party thereto and the respective Group Agents (the "Credit Agreement"), which is incorporated herein by reference (the "Definitions List").

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (c) Capitalized terms used herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II
                               PURCHASES AND SALES

      Section 2.1 Agreements to Purchase and to Sell.

            (a) On each Purchase Date occurring prior to the Commitment Termination Date, the Seller does hereby agree to sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to Recco and Recco does hereby agree to purchase, without recourse (except as expressly provided herein) all right, title and interest of the Seller in and to (i) all Contracts originated, purchased or owned by the Seller that have Outstanding Balances as of the close of business on the Business Day immediately preceding such Purchase Date and all payment and enforcement rights (but not any obligations) to, in and under such Contracts, (ii) all rights in and to any Insurance Policies with respect to such Contracts, (iii) any and all security interests in the Vehicles, (iv) all monies due and to become due, and all amounts received, with respect to the foregoing, (v) any and all Files related to such Contracts, including the Dealer Assignment related to each Contract (vi) all Recoveries related to such Contracts and (vii) all proceeds of the foregoing (including, without limitation, "proceeds" as defined in Section 9-102 of the UCC as in effect in the State of New York); provided that the Seller shall not be obligated to sell any Contract to Recco which (i) the Seller sells to a Subsidiary of the Seller pursuant (a) the Triple-A One Funding Corporation warehouse facility, dated November 30, 2001 or (b) any other warehouse or similar facility entered into with the prior written consent of the Administrative Agent, each Group Agent and the Surety Provider or (ii) is purchased or originated by the Seller for the sole purpose of selling such Contract to an affiliated or unaffiliated third party. Recco shall not be obligated to make any purchase hereunder on or after the Commitment Termination Date.

            (b) It is the express and specific intent of the parties that the transfer of the Purchased Contracts from the Seller to Recco, as provided in this Agreement, is and shall be construed for all purposes as a true, complete and absolute sale of the Purchased Contracts.

            (c) The Seller acknowledges that, upon transfer to Recco, the Purchased Contracts are subject to the security interest of the Collateral Agent for the benefit of the holders of the Obligations pursuant to the Security Agreement.

            (d) In connection with the Seller's sale of Contracts set forth herein the Seller hereby transfers to Recco all its right, title and interest in and to each Lock-Box.

            (e) In selecting the Contracts to be sold pursuant to clause (a) the Seller shall employ selection procedures which are not adverse to the interests of Recco, the Lenders, the Surety Provider or the Collateral Agent.

      Section 2.2 Purchase Price.

            (a) The amount payable to the Seller by Recco on each Purchase Date occurring prior to the Commitment Termination Date in connection with any sale hereunder shall be equal to the aggregate Outstanding Balances of the Contracts set forth on the Contract List for such Purchase Date (the "Purchase Price"), as set forth in the Daily Report dated such Purchase Date.

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            (b) The outstanding balance of Finance Charges shall not be included in the calculation of the Purchase Price of any Contracts purchased on any Purchase Date.

      Section 2.3 Payment of Purchase Price.

            (a) Prior to 9 A.M. (New York City time) on each Purchase Date, including the Closing Date, the Servicer will determine the Purchase Price to be paid on such Purchase Date. The Purchase Price shall be paid on the related Purchase Date in the manner provided below:

                  (i) in cash, in an amount equal to the lesser of (A) Available Funds on such Purchase Date and (B) the Purchase Price;

                  (ii) to the extent that the Purchase Price exceeds the amount of the cash payment in (i) above, such excess shall be paid, on each Purchase Date, by adjusting the principal amount of the Subordinated Note to equal the Subordinated Interest on such Purchase Date up to the Maximum Subordinated Interest; and

                  (iii) to the extent that the Purchase Price exceeds the sum of
(a) the amount of the cash payment in (i) above and (b) the adjustment to the principal amount of the Subordinated Note in accordance with (ii) above, such excess shall be paid, on each Purchase Date, by adjusting the principal amount of the Seller Note to equal the Seller Interest on such Purchase Date up to the Maximum Seller Interest; and.

                  (iv) to the extent the Purchase Price exceeds the sum of (a) the amount of the cash payment in (i) above, (b) the adjustment to the principal amount of the Subordinated Note in accordance with (ii) above and (c) the adjustment of the principal amount of the Seller Note in accordance with (iii) above, the Seller shall and does hereby contribute such excess to the capital of Recco on such Purchase Date.

            (b) Unless otherwise specified herein, all payments of the cash component of the Purchase Price shall be made not later than 4:00 P.M. (New York City time) on the applicable Purchase Date in lawful money of the United States of America in same day funds by depositing such amounts in the bank account designated in writing by the Seller to Recco, with a copy to the Administrative Agent and each Group Agent.

      Section 2.4 Delivery. The Seller hereby agrees that all chattel paper and instruments (as each such term is defined in the UCC), if any, representing or evidencing any of the Purchased Contracts shall be promptly transferred to Recco pursuant to duly executed transfer instruments in form and substance satisfactory to Recco, the Surety Provider, the Administrative Agent and each Group Agent. All such chattel paper and instruments shall be delivered into the possession of the Servicer (acting in its capacity as custodian as described in Section 8.3(a) hereof) or its agent or to such Person as the Controlling Party may approve, on or prior to the Purchase Date.

                                   ARTICLE III
                             CONDITIONS TO PURCHASE

      Section 3.1 Conditions to Effectiveness. On or prior to the date hereof, the following conditions shall have been satisfied:

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            (a) the conditions set forth in subsection 4.1 of the Credit
Agreement shall have been satisfied; and

            (b) a Responsible Officer of the Servicer shall have executed and delivered an officer's certificate to Recco, with copies to the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent, listing the servicing officers of the Servicer.

      Section 3.2 Conditions Precedent to Payment of Purchase Price. As a condition precedent to the obligation of Recco to make payment of the Purchase Price on any Payment Date, the following conditions shall have been satisfied on or prior to such Payment Date:

            (a) no Unmatured Wind-Down Event or Wind-Down Event shall have occurred and be continuing on such Payment Date or would result from such payment or from the application of the proceeds therefrom. By accepting payment for the Purchased Contracts the Seller shall be deemed to certify that this condition has been satisfied;

            (b) Recco shall have received all other approvals, legal opinions, documents, instruments or items of information as it may reasonably request and all of the foregoing shall be satisfactory in form and substance to Recco, and all corporate and other proceedings (if any) required to be taken shall be satisfactory in form and substance to Recco;

            (c) an authorized officer of the Seller shall have executed and delivered an officer's certificate to Recco, with copies to the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent, substantially in the form of Exhibit C; and

            (d) the conditions set forth in subsections 4.1, 4.2 and 4.3 of the Credit Agreement shall have been satisfied.

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 4.1 Representations and Warranties of the Seller and the Servicer. The Seller represents and warrants to Recco, the Administrative Agent and the Group Agents, as to itself, as of the date of this Agreement and as of any future Purchase Date, and the Servicer represents and warrants as to itself (except as to clauses (m), (o), (q), (s), (u) and (v) and, to the extent relating to the Seller, clauses (g), (h), (k) and (r) of this Section 4.1, as to which the Servicer makes no representation or warranty) to Recco, the Administrative Agent and the Group Agents, as of the date of this Agreement and as of each Payment Date, as follows:

            (a) Corporate Existence. It is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to conduct its business and to own its properties and other assets and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified.

            (b) Corporate Power; Authorization; Non-Contravention. The execution, delivery and performance by it of this Agreement, the other Operative Documents to which it is a party and all other agreements, instruments and documents to be delivered by it hereunder and thereunder, and the transactions contemplated hereby and thereby, are within its corporate

                                       4
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powers, have been duly authorized by all necessary corporate action, do not contravene (i) any Requirement of Law applicable to it or (ii) any Contractual Obligation of it, and do not result in or require the creation of any Lien or any other claim upon or with respect to any of its properties (other than those contemplated hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and all the other Operative Documents to which it is a party have been duly executed and delivered on its behalf.

            (c) No Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement, the other Operative Documents to which it is a party or any other agreement, document or instrument to be delivered by it hereunder and thereunder, or for the perfection of, or the exercise by, Recco or any other beneficiary or assignee hereof or thereof of its rights or remedies under this Agreement or any such Operative Document or other agreement, document or instrument, except for the filing of the UCC financing statements referred to in clause (o) of this Section 4.1, all of which, on or prior to the date hereof, shall have been duly made and shall be in full force and effect.

            (d) Enforceable Obligation. Each of this Agreement and the other Operative Documents to which it is a party is and will be its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general equitable principles (whether considered in proceedings in equity or at law).

            (e) Financial Condition. Its audited consolidated balance sheet as at December 31, 2002 and the related statements of income and retained earnings and of cash flows for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, and its unaudited consolidated and consolidating balance sheets as at September 30, 2003 and the related statements of income and retained earnings and of cash flows for the nine-month period then ended, copies of all of which have been furnished to Recco, the Collateral Agent, the Surety Provider, the Administrative Agent, and each Group Agent, fairly present the financial condition of it and its consolidated Subsidiaries as at such date and the results of the operations of it and its consolidated Subsidiaries for the period ending on such date, all in accordance with GAAP, and since September 30, 2003 there has been no Material Adverse Effect.

            (f) Material Litigation. Except as otherwise disclosed in writing to Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent prior to the date hereof, there is no pending or threatened action, suit or proceeding against or affecting it or any of its Subsidiaries or Affiliates or any of their respective officers or directors, in such capacity, or the property of it or of any of its Subsidiaries or Affiliates, in any court, or before any arbitrator of any kind, or before or by any governmental body (i) with respect to this Agreement or the other Operative Documents or any of the transactions contemplated hereby or thereby, or (ii) which could have a Material Adverse Effect.

            (g) Accuracy of Information. (i) Each exhibit, financial statement, document, book, record, report and other item of written information furnished by it to the Collateral Agent, the Surety Provider, Recco, the Administrative Agent or any Group Agent in connection with the

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Operative Documents is accurate as of its date and as of the date so furnished and (ii) all financial projections contained therein are based on reasonable and stated assumptions, and no such item referred to in (i) or (ii) above contains any material misstatement of fact or omits to state a material fact.

            (h) Principal Place of Business. Its principal place of business and chief executive office is located at the address referred to in Section 9.1 and the locations of the offices where it keeps all the records relating to the Contracts, including without limitation, the Files are listed on Schedule 4.1(h)-1 (as to the Seller) and on Schedule 4.1(h)-2 (as to the Servicer) hereto.

            (i) Lock-Box. The names and addresses of all the Lock-Box Banks, together with the account numbers of each Lock-Box, are specified in Exhibit D hereto. Each Obligor has been directed to remit all funds in respect of the Purchased Contracts only into the Lock-Boxes.

            (j) Clearing Account. The name and address of the Clearing Account Bank, together with the account number thereof, are specified in Exhibit E. All funds in respect of the Purchased Contracts at any time on deposit in the Clearing Account are held by the Clearing Account Bank subject to the security interest of the Collateral Agent, for the benefit of the holders of the Obligations.

            (k) Names. Except as set forth on Schedule 4.1(k)-1 (as to the Seller) and Schedule 4.1(k)-2 (as to the Servicer), it has no tradenames, fictitious names, assumed names or "doing business as" names.

            (l) ERISA.

                  (i) No Plan is or has been a Multiemployer Plan. Except for the Seller, neither Recco nor any ERISA Affiliate of Recco has maintained any Plan which is subject to Title IV of ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan of the Seller, and each such Plan has complied in all material respects with the applicable provisions of ERISA and the Code; provided, that any non-compliance by the Plan with the applicable provisions of ERISA or the Code that is reasonably likely to, in the Controlling Party's sole discretion, subject Recco to any tax, penalty or other liability, shall be deemed material non-compliance. The present value of all accrued benefits under each such Plan (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits.

                  (ii) If required to be filed, Schedule B (Actuarial Information) to each most recent annual report (Form 5500 Series) has been filed for each applicable Plan with the IRS and copies of such Schedule have been furnished to the Administrative Agent, each Group Agent and Recco. Each such
Schedule is complete and accurate in all material respects and fairly presents the funding status of such applicable Plan.

                  (iii) Each Plan which is intended to be qualified under
Section 401(a) of the Code is so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code, and neither Recco nor any ERISA Affiliate has materially breached any of the responsibilities, obligations or duties imposed on it by ERISA, the Code or regulations promulgated thereunder with respect to any Plan; provided, that any breach of any of the responsibilities, obligations or duties imposed on Recco or an ERISA Affiliate by ERISA, the Code or regulations promulgated thereunder with respect to any Plan, which breach is reasonably likely to, in the Controlling Party's sole discretion, subject Recco to any tax, penalty or other liability, shall be deemed a material breach.

                  (iv) Neither Recco nor any ERISA Affiliate maintains or contributes to any "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA, Section 4980B of the Code, or any substantially similar state or local law.

                  (v) No Plan has incurred any accumulated funding deficiency (as defined in Section 302 of ERISA and 412(a) of the Code), whether or not waived.

                  (vi) Neither Recco nor any ERISA Affiliate nor any fiduciary of any Plan (i) has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code or (ii) has taken or failed to take any action which would constitute or result in an ERISA Termination Event.

                  (vii) Neither Recco nor any ERISA Affiliate has incurred, and no condition exists or event or transaction has occurred with respect to any Plan that could result in, any withdrawal liability under Section 4201 of ERISA that remains unpaid or liability to the PBGC which remains outstanding other than the payment of premiums, and there are no such premium payments which have become due which are unpaid.

                  (viii) Neither Recco nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Plan, (ii) made a complete or partial withdrawal from a Multiple Employer Plan or a Multiemployer Plan or
(iii) failed to make a required installment or any other required payment under
Section 412 of the Code on or before the due date for such installment or other payment.

                  (ix) Neither Recco nor any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liabilities for the plan year.

            (m) Treatment of Transaction. It has accounted for and prepared financial statement which account for the transactions contemplated hereby as a financing secured by the Purchased Contracts, but it has not in any other respect treated the transactions in the Purchased Contracts by it contemplated hereby in any manner other than as a sale of, or absolute assignment of, its full right, title and ownership interest in, the Purchased Contracts, to Recco.

            (n) Requirements of Law. Neither it nor any Subsidiary is in violation of any Requirement of Law that could materially adversely affect its operations or the conduct of its businesses or which is inconsistent with the transactions contemplated by this Agreement.

            (o) UCC Filings to Evidence Sale and Ownership Transfer. All filings and recordings (including pursuant to the UCC in effect in the state in which Onyx is incorporated) required to perfect a first priority ownership interest in the Purchased Contracts in favor of Recco, have been accomplished and are in full force and effect.

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            (p) Taxes. It has filed or caused to be filed all Federal, state and other tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any Federal, state and other tax assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority having taxing power (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on its books); no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge.

            (q) Investment Company Act; Other Regulations. It is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. It is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Debt.

            (r) Subsidiaries. Schedule 4.1(r)-1 (as to the Seller) and Schedule 4.1(r)-2 (as to the Servicer) lists all of its Subsidiaries.

            (s) Use of Proceeds. No proceeds of any purchase will be used by the Seller in violation of Regulation T, U, or X of the Board of Governors of the Federal Reserve System or to acquire any security in a transaction subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

            (t) No Material Adverse Change. Since the date hereof, there has been no material adverse change in the collectibility of the aggregate Contracts outstanding.

            (u) Nature of Transfers. The transfers of Contracts by the Seller to Recco pursuant to this Agreement, and all other transactions between the Seller and Recco, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of the Seller.

            (v) Solvency. On each Purchase Date, the Seller is Solvent and no sale of Contracts hereunder shall cause the Seller to become not Solvent.

            (w) No Change in Business. No change has been made in the character of its business (except to the extent required by law, of which change the Surety Provider, the Collateral Agent, the Administrative Agent and each Group Agent have received written notice), if such change is reasonably likely to impair the collectibility of the Purchased Contracts as a whole.

            (x) No Change in Credit and Collection Policy. No change has been made in the Credit and Collection Policy without the consent of the Controlling Party, including without limitation, the amount and timing of finance charges, fees and write-offs (except to the extent required by law, of which change the Surety Provider, the Collateral Agent, the Administrative Agent and each Group Agent shall have received written notice).

      Section 4.2 Representations and Warranties of the Seller Concerning Contracts. On each Purchase Date the Seller represents and warrants to Recco, the Administrative Agent and each Group Agent as follows:

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            (a) Eligible Contract. Each Contract to be sold by it on such day is an Eligible Contract.

            (b) Liens. Each Contract to be sold by it on such day is owned by it free and clear of any Lien or claim of any kind or any offset and, upon transfer to Recco pursuant to this Agreement, Recco will acquire a valid ownership interest in each Purchased Contract free and clear of any Lien or claim of any kind or any offset and no effective financing statement or other instrument similar in effect covering any such Purchased Contract shall at any time be on file in any recording office except those relating to this Agreement and the transactions contemplated hereby.

            (c) Compliance with Laws. Each Contract to be sold by it on such day and the sale and financing of the related Vehicle complied at the time it was originated or made and each Contract to be sold by it on such day complies with all Federal, state and local laws and regulations applicable thereto, including, without limitation, all usury and consumer credit laws.

            (d) Enforceable Obligations; Nature of Contracts. Each Contract to be sold by it on such day is in full force and effect and represents a legal, valid and binding obligation of the Obligor enforceable against the Obligor in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general equitable principles whether considered in proceedings in equity or at law) and constitutes "chattel paper" under the UCC in effect in all applicable jurisdictions including the state in which the Seller is incorporated.

            (e) Valid Sale. The sale pursuant to this Agreement by the Seller and the purchase by Recco of the Purchased Contracts on such Purchase Date constitutes and will constitute a valid sale and contribution of such Purchased Contracts and the other Collateral and the proceeds thereof, which sale and contribution is and will be enforceable against the Seller and all existing and future creditors of the Seller and all subsequent purchasers from the Seller or Recco of any of the Purchased Contracts. Upon the filing of the financing statements described in Section 4.1(o) with the Secretary of State of the State of Delaware evidencing the sale of the Purchased Contracts to Recco and, in the case of Purchased Contracts hereafter created and the proceeds thereof, upon the sale, transfer and assignment thereof to Recco, Recco shall have a first priority perfected ownership interest in the Purchased Contracts and the other Collateral free and clear of any Lien.

            (f) Contract Information. The Contract Information delivered by the Seller to Recco (if the Seller is the Servicer) or by the Seller to the Servicer (if the Seller is not the Servicer) with respect to each Purchased Contract to be sold by it on such Purchase Date is true and correct.

            (g) Inspections. Each Vehicle subject to a Contract to be sold by it on such Purchase Date that is not originated by a Vehicle Dealer has been inspected by CSI Escrow Document Services, Inc., the Servicer or any other inspection company reasonably acceptable to the Administrative Agent and the Group Agents ("Inspector"), and the Inspector has issued a written inspection report (the "Vehicle Condition Report") describing the Vehicle and the equipment in the Vehicle, confirming the vehicle identification number and certifying that the Vehicle is in good repair.

            (h) Repossessed Vehicles. The Contracts to be sold by it on such Purchase Date will not result in the Outstanding Balance of Purchased Contracts secured by Vehicles previously repossessed by or on behalf of the Seller (each, a "Repossessed Vehicle") exceeding 1% of the aggregate Outstanding Balance of all Purchased Contracts.

            (i) Documentation. All documents used by the Seller in connection with the purchase or origination of Contracts (including, without limitation, any security agreement, loan contract or promissory note), and all certificates of title and entries in the Paperless Title System for Vehicles securing Contracts use the following words to identify the lender, secured party or obligee: (i) "Onyx Acceptance Corporation" or some abbreviation thereof which unmistakably identifies the Seller as secured party or (ii) "ABNI, Inc."

            (j) Nature of Receivable. Each Contract to be sold by it on such day is an obligation representing all or part of the sales price of merchandise, insurance or services.

            (k) Contract Files. It has delivered to the Servicer (as custodian for the Collateral Agent (on behalf of the holders of the Obligations)) or its agent the Files relating to each Contract to be sold to Recco on such Purchase Date, and such Files are complete in all material respects; provided, however, that as to any Purchased Contract, if (a) as evidenced by an opinion of counsel delivered to and in form and substance satisfactory to the Controlling Party,
(x) an optical image or other representation of the Files are enforceable in the relevant jurisdictions to the same extent as the original of such document and
(y) such optical image or other representation does not impair the ability of an owner or pledgee of such Contract to transfer its interest in such Contract, and
(b) the retention of such documents in such format will not result in a reduction of the then current rating of the transaction and the Lenders, without regard to the Surety Bonds, such optical image or other representation may be held by the Servicer (as custodian for the Collateral Agent on behalf of the holders of the Obligations) or its agent in lieu of the Files.

            (l) Software. Each of Recco (and its successors and assigns) and the Servicer has valid and enforceable rights to access and use any software and computer programs necessary for the servicing and administration of the Purchased Contracts.

            (m) Selection. The Purchased Contracts were selected at random from the Seller's Contracts, not in a manner adverse to the interest of Recco or the Collateral Agent and are representative of the types of Contracts held by the Seller with respect to the creditworthiness of Obligors and collection experience.

            (n) Transfer. Each Purchased Contract prohibits sale or transfer of the Vehicle without the consent of the Seller.

            (o) Lawful Assignment. No Purchased Contract was originated in, or shall be subject to the laws of any jurisdiction under which the sale, transfer and assignment of such Purchased Contract hereunder or under the Operative Documents or the pledge thereof under the Security Agreement is unlawful, void or voidable.

            (p) One Original. There is only one original executed copy of each Purchased Contract.

            (q) Weighted Average Remaining Term. The Contracts to be sold by it on such day will not result in the Purchased Contracts owned by Recco (after giving effect to such Purchase) having a weighted average remaining term exceeding 67 months.

            (r) Title Documents. (A) If the related Purchased Contract was originated in a state in which notation of a security interest on the Title Document (or in the electronic title records) is required or permitted to perfect the security interest in the related Vehicle, the Title Document or the electronic title records for such Vehicle shows, or, if a new or replacement Title Document is being applied for with respect to such Vehicle, the Title Document (or electronic title record) will be received within 180 days of the related Purchase Date and will show, Onyx named as the original secured party under the related Purchased Contract as the holder of a first priority security interest in such Vehicle, and (B) if the related Purchased Contract was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show Onyx named as the original secured party under the related Purchased Contract, and in either case, upon the filing of UCC financing statements as required by the Operative Documents, the Collateral Agent on behalf of the holders of the Obligations will have the same rights as such secured party has or would have (if such secured party were still the owner of such Purchased Contract) against all parties claiming an interest in such Vehicle. With respect to each Purchased Contract for which the Title Document has not yet been returned from the Registrar of Titles (or is not yet evidenced in the electronic title records), Onyx has written evidence that such Title Documents showing Onyx as first lienholder have been applied for.

            (s) Delinquent Taxes. Regarding each Contract to be sold by it on such day, there is no lien against the related Vehicle for delinquent taxes.

            (t) Default, Breach, Violation or Event Permitting Acceleration. Regarding each Contract to be sold by it on such day, (i) there is no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies on a Contract that is not a Delinquent Contact),
(ii) there does not exist any continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration existing under such Contract, and (iii) the Seller has not waived any such default, breach, violation or event permitting acceleration (except as required by law and except for payment delinquencies on a Contract that is not a Delinquent Contract).

            (u) Blanket Policy. Regarding each Contract to be sold by it on such day, each related Vehicle will be covered by the Blanket Policy.

            (v) Comprehensive and Collision Insurance Policy and Other Insurance Policies. (A) Each Contract to be sold by it on such day will require that the related Obligor obtain and maintain in effect for the related Vehicle a comprehensive and collision insurance policy (with standard deductibles) (i) in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the related Obligor under such Contract, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and (B) the Servicer or its agent shall have insurance policies providing coverage upon repossession of the related Vehicle in an amount equal to the lesser of the actual cash value of such Vehicle, the cost of repair or replacement for such Vehicle and the unpaid balance of the related Contract.

            (w) Original Principal Balance. At the date of origination of the Purchased Contract, the original principal balance of such Purchased Contract was not greater than the purchase price to the related Obligor (including taxes, warranties, licenses and related charges) of the related Vehicle.

      Section 4.3 Covenants of Seller. The Seller covenants and agrees with Recco that so long as this Agreement shall remain in effect:

            (a) Corporate Existence.

                  (i) It will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified and in good standing as a foreign corporation in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualifications could affect (x) the rights or interests of Recco or the holders of the Obligations hereunder, (y) the collectibility of any Contract or (z) its ability to perform its obligations hereunder.

                  (ii) It shall at all times remain in good standing in all respects in all jurisdictions in which it currently does business. In the event that the Seller fails to remain in good standing in any such jurisdiction, it shall promptly furnish to the Surety Provider, the Administrative Agent and each Group Agent (x) a certificate of an appropriate officer of the Seller setting forth the circumstances surrounding such failure to remain in good standing and any action taken or proposed to be taken by the Seller with respect thereto, (y) such other information with respect to such failure to remain in good standing as the Surety Provider, the Administrative Agent or any Group Agent may reasonably request, and (z) an opinion of counsel in form and substance satisfactory to the Surety Provider, the Administrative Agent and each Group Agent to the effect that it is in good standing in such jurisdiction promptly following the cure of such failure to remain in good standing.

            (b) Master Record of the Contracts. It will, at its own cost and expense, retain a master record of the Contracts sold by it and copies of all documents and records relating to each such Purchased Contract and, at its own cost and expense, mark such master record to the effect that the Purchased Contracts listed thereon have been sold to Recco.

            (c) Recovery Procedure. It will maintain its Recovery Procedure in good operational order and permit representatives of Recco, the Servicer, the Surety Provider, the Administrative Agent and each Group Agent access to its management employees, upon reasonable prior notice and during normal business hours, to fully discuss such Recovery Procedure. If it obtains a third party to maintain such Recovery Procedure, then it shall arrange to permit representatives of Recco, the Servicer, the Surety Provider, the Administrative Agent and each Group Agent, upon reasonable prior notice and during normal business hours, access to such system to make such inspections and examinations as it deems necessary.

            (d) Conduct of Business. It will comply with all applicable laws, rules, regulations, and orders with respect to it, its business and properties and all Contracts it originates or purchases, the failure to comply with which could have a Material Adverse Effect.

            (e) Defense of the Purchased Contracts. It will not create, permit or suffer to exist, and will take such other actions as are necessary to remove, any Lien, claim or right in, to or on any Purchased Contract, and will defend the right, title and interest of Recco in and to the Purchased Contracts against the claims and demands of all Persons whomsoever, other than (i) the Liens created hereby and by the transactions contemplated hereby or (ii) Liens for taxes which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of Recco in conformity with GAAP.

            (f) Notice. It will advise Recco (with a copy to the Surety Provider the Administrative Agent and each Group Agent) in detail, of (i) any Lien asserted or claim made against any Purchased Contract, (ii) the occurrence of any breach by it of any of its representations, warranties and covenants contained herein, (iii) the occurrence of any Wind-Down Event or Unmatured Wind-Down Event, (iv) any litigation, investigation or proceeding which may exist at any time between it and any Governmental Authority or other Person or default or event of default under any of its Contractual Obligations, which in either case could have a material adverse effect on the value of the Purchased Contracts or its ability to satisfy its obligations hereunder and (v) any Material Adverse Effect, in each case, immediately upon ascertaining or obtaining knowledge of any of the foregoing. Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action it proposes to take with respect thereto.

            (g) Maintain Interest.

                  (i) It shall, with respect to any and all Purchased Contracts and security interests in Vehicles sold hereunder, at its expense, perform all acts and execute all documents requested by Recco, the Servicer, the Collateral Agent, the Surety Provider, the Administrative Agent or any Group Agent as the case may be, at any time to evidence, perfect, maintain and enforce the ownership interest and security interest, respectively, of Recco and the Collateral Agent therein and the first priority of such ownership interest and security interest, respectively. It will, at the request of a duly authorized officer of Recco, the Servicer, the Collateral Agent, the Surety Provider, any Group Agent, or the Administrative Agent, prepare and deliver financing statements evidencing the ownership interest of Recco in all of the foregoing, which financing statements must be satisfactory in form and substance to the Administrative Agent, each Group Agent and the Surety Provider, and the Seller authorizes Recco to file one or more financing statements. It also hereby irrevocably appoints Recco its attorney-in-fact to file one or more financing statements on behalf of the Seller.

                  (ii) It will not, without providing 30 days' notice to Recco, the Collateral Agent, the Surety Provider, the Administrative Agent, each Group Agent, and without filing such new financing statements or such amendments to any previously filed financing statements as Recco, the Servicer, the Collateral Agent, the Surety Provider, the Administrative Agent or any each Group Agent may require, (A) change, without limiting the provisions of Section 4.3(q), its state of incorporation or
(B) change its name, identity or corporate structure in any manner which might make any financing statement or continuation statement filed by it pursuant to the transactions contemplated hereby seriously misleading within the meaning of 9-506 (or any successor provision) of any applicable enactment of the UCC.

                  (iii) It will not change its principal place of business or its chief executive office or the location of the office where the Files relating to the Contracts are kept to a location outside the United States.

            (h) Annual Certificate. It will deliver to Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent concurrently with the delivery of its annual financial statements delivered pursuant to subsection (l) of this Section 4.3, a certificate of a Responsible Officer dated as of a date during the 90-day period following the end of the immediately preceding fiscal year, either (i) stating that such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of financing statements, continuation statements or other instructions or documents as is necessary to preserve and protect the interests of Recco and the Collateral Agent in and to the Purchased Contracts and related Vehicles and reciting the details of such action or referring to opinions of counsel in which such details are given and stating what action is required to be taken in the subsequent 13-month period to preserve and protect such interest or (ii) stating that no such action is necessary to preserve and protect such interest.

            (i) Character of Business; Normal Policies and Procedures; Credit and Collection Policy. It will (i) at all times comply with its Credit and Collection Policy, including, but not limited to, its customary practices with respect to granting rebates and discounts, (ii) not change the character of its business (except to the extent required by law, of which change the Surety Provider, the Collateral Agent, the Administrative Agent and each Group Agent shall receive written notice), if such change is reasonably likely to impair the collectibility of the Purchased Contracts as a whole, (iii) not materially change its normal policies and procedures with respect to the servicing of the Purchased Contracts (including, without limitation, the amount and timing of finance charges, fees and write-offs) and (iv) not change its Credit and Collection Policy (including, without limitation, the amount and timing of finance charges, fees and write-offs), except (with respect to this clause (iv)) with the prior written consent of the Controlling Party or as required by any Requirement of Law (in which case it shall give the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent immediate written notice of such Requirement of Law).

            (j) Collections. If it receives Collections, it agrees to hold such Collections in trust for the benefit of Recco and the Collateral Agent and any such Collections received in the Lock-Boxes shall be transferred to the Clearing Account on the next Business Day and any Collections received in any other manner shall be transferred to the Clearing Account on the next Business Day after receipt. Collections shall be transferred from the Clearing Account to the Collection Account on the next Business Day after deposit into the Clearing Account.

            (k) Obligations Under the Contracts and Dealer Assignments. It will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and related Dealer Assignment (if any) and will do nothing to impair the rights of Recco and the holders of the Obligations in the Purchased Contracts. It agrees that, for the benefit of Recco and the Collateral Agent, it will continue to make and pursue claims on the Contracts sold by it hereunder to the extent that any law, regulation or contractual provision requires that it directly make and pursue such claims, for the benefit of Recco and the Collateral Agent; provided that the Seller agrees that it is making and pursuing such claims for the benefit of Recco and the Collateral Agent, and that any funds received by the Seller based on such claims will be transferred to the Clearing Account within one Business Day of being received and will thereafter be transferred to the Collection Account on the next Business Day after deposit into the Clearing Account.

            (l) Financial Statements. It will furnish to Recco (with a copy to the Administrative Agent, each Group Agent and the Surety Provider):

                  (i) as soon as available, but in any event within 90 days after the end of each fiscal year, a copy of its consolidated balance sheets as at the end of such year and the related statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, audited by Grant Thornton LLP or other Independent certified public accountants of nationally recognized standing;

                  (ii) as soon as available, but in any event not later than 90 days after the end of each fiscal year, a copy of its unaudited consolidating balance sheets as at the end of such year and the related consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all respects;

                  (iii) as soon as available, but in any event not later than 45 days (or 90 days with respect to the fourth quarter) after the end of each quarterly period of each of its fiscal years, a copy of its unaudited consolidated and consolidating balance sheets, as at the end of such quarter and the related unaudited statements of income and retained earnings and of consolidated cash flows for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the projected budget amounts for such period and the figures for the previous year, certified by a Responsible Officer as being fairly stated in all respects when considered in relation to its financial statements (subject to normal year-end audit adjustments); and

                  (iv) as soon as available, but in any event not later than 30 days after the end of each month (except at the end of those months in which quarterly reports are due pursuant to paragraph (iii) of this Section 4.3(l)) of each of its fiscal years, a copy of its unaudited consolidated balance sheets, as at the end of such period and the related unaudited statements of income and retained earnings and of cash flows for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the projected budget amounts for such period and the figures for the previous year, certified by a Responsible Officer as being fairly stated in all respects when considered in relation to its financial statements (subject to normal year-end audit adjustments).

      All such financial statements shall be complete and correct in all respects and to be prepared in detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods; provided, however, that the unaudited financial statements referred to in clause
(iii) and (iv) above need not contain footnotes required under GAAP.

            (m) Certificates; Other Information. It will furnish to Recco, with a copy to the Administrative Agent, each Group Agent and the Surety Provider:

                  (i) concurrently with the delivery of the financial statements referred to in clause (i) of paragraph (l) a certificate of its independent certified public accountants reporting on such financial statements stating that in making its normal examination for purposes of its annual audit no knowledge was obtained of any Wind-Down Event or Unmatured Wind-Down Event, except as specified in such certificate;

                  (ii) concurrently with the delivery of the financial statements referred to in clauses (i) and (ii) of paragraph (l) a certificate of a Responsible Officer stating that during such period it has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Operative Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Unmatured Wind-Down Event or Wind-Down Event except as specified in such certificate; such certificate shall set forth the details of each Unmatured Wind-Down Event and Wind-Down Event and the action which it has taken and proposes to take with respect thereto;

                  (iii) no later than December 15th of each year, projections by it of its operating budget and cash flow budget on a monthly basis for the next fiscal year, certified by a Responsible Officer as being prepared in good faith on the basis of the assumptions stated therein, which assumptions were reasonable in light of conditions existing at the time of delivery thereof and represented, at the time of delivery, as its best estimate of its future financial performance;

                  (iv) within five Business Days after the same are sent, made or filed, copies of all financial statements and reports which it may send to, make to, or file with, the Securities and Exchange Commission or any state securities commission and any financial statements and reports which it may send to, make to, or file with, any other Governmental Authority; provided that if such financial statements or reports are filed electronically with the SEC, then such financial statements or reports shall be deemed furnished to Recco, the Administrative Agent, each Group Agent and the Surety Provider upon receipt of notice of such filing by Recco, the Administrative Agent and each Group Agent or the Surety Provider (as applicable).

                  (v) promptly, notification of each Purchased Contract which becomes an Ineligible Contract; and

                  (vi) promptly, such additional financial and other information as Recco, the Administrative Agent, any Group Agent, the Surety Provider or the Collateral Agent may from time to time reasonably request.

            (n) Delivery of Other Reports. It will furnish, or instruct the Servicer to furnish any other reports required to be delivered pursuant to this Agreement and the other Operative Documents.

            (o) Annual Certificate. Concurrently with the delivery of its financial statements with respect to each fiscal year required to be delivered pursuant to clauses (i) and (ii) of paragraph (l), it will furnish to Recco, the Administrative Agent, each Group Agent and the Surety Provider, a certificate of a Responsible Officer to the effect that the facts upon which counsel to the Seller relied in giving its legal opinion on the Effective Date, to the effect that the Seller and Recco would not be substantively consolidated for purposes of the Bankruptcy Code, have not changed.

            (p) Insurance.

                  (i) It will maintain, or cause to be maintained on its behalf, with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business and furnish to Recco (with a copy to the Administrative Agent, each Group Agent and the Surety Provider), at least annually, and otherwise upon written request, full information as to the insurance carried. All such insurance policies relating to any Collateral shall name Recco and the Collateral Agent as additional insureds and loss payees, as applicable, and shall provide that Recco and the Collateral Agent receive at least 30 days' prior written notice of the cancellation thereof.

                  (ii) It will require each Obligor to obtain physical damage insurance covering the Vehicle as of the execution of the related Purchased Contract. It will maintain in full force and effect the Blanket Policy, and shall at all times comply with all of the provisions of such insurance policy applicable to it so long as such insurance policy is in effect. It shall at all times comply with all of the provisions applicable to the Seller of the insurance policies referenced in Section 4.2(w) hereof. It will immediately deposit to the Collection Account all amounts received by it in respect of or as proceeds of any Insurance Policy to the extent relating to Purchased Contracts or related Vehicles.

            (q) Merger or Consolidation. It shall not be a party to any merger, consolidation, or other corporate transaction pursuant to which the surviving entity or corporate successor is (i) not Onyx or (ii) not consented to in writing by the Administrative Agent, each Group Agent and the Surety Provider.

            (r) Local Counsel Opinions. In the event that, at any time, the Outstanding Balance of all Purchased Contracts originated in a single state (other than the State of California) equals or exceeds 10% of the aggregate Outstanding Balance of all Purchased Contracts, then the Seller shall, within 30 days following the occurrence of such event, deliver to the Administrative Agent, each Group Agent, the Surety Provider, S&P and Moody's an opinion of counsel with respect to the requirements under the applicable laws of such state for the assignment of a security interest in a Vehicle to the Collateral Agent for the benefit of the holders of the Obligations. Such opinion of counsel shall be rendered by a firm the attorneys of which are admitted to the practice of law in such state, and such opinion shall be in form and substance acceptable to the Administrative Agent, each Group Agent and the Surety Provider.

            (s) Contracts Not to be Evidenced by Instruments. The Seller will take no action to cause any Purchased Contract to be evidenced by an instrument except in connection with the enforcement or collection of such Purchased Contract.

      Section 4.4 Covenants of Servicer. The Servicer covenants and agrees with Recco, the Administrative Agent, each Group Agent and the Surety Provider that so long as this Agreement shall remain in effect:

            (a) Corporate Existence. It will preserve and maintain its existence as a corporation in good standing under the laws of the state of Delaware and in every jurisdiction where the failure to maintain such existence or good standing could adversely affect the rights and interests of Recco, the Collateral Agent or the holders of the Obligations hereunder, or its ability to perform its obligations hereunder.

            (b) Preservation of Electronic Ledger. It will, at its own cost and expense, (i) retain the electronic ledger used by it as a master record of the Purchased Contracts and copies of all documents relating to each Purchased Contract as custodian for Recco, the Collateral Agent, the holders of the Obligations, and to the extent permitted by the Operative Documents, other Persons with interests in the Purchased Contracts, (ii) mark such electronic ledger to the effect that the Purchased Contracts have been transferred and assigned to Recco and are subject to a security interest in favor of the Collateral Agent for the benefit of the holders of the Obligations, (iii) arrange for and maintain for the term of this Agreement an appropriate off-site location for the storage of duplicate or back-up tapes containing the master record of the Purchased Contracts and deliver or cause to be delivered on at least a weekly basis to such site, such duplicate or back-up tapes, (iv) provide or arrange for irrevocable access by the Collateral Agent, the Surety Provider, the Administrative Agent, any Group Agent and Recco (upon reasonable notice) to the off-site storage facility maintained by the Servicer pursuant to subsection 4.4(b)(iii) hereof and (v) deliver duplicate or back-up tapes containing the master record of the Purchased Contracts to the Administrative Agent and each Group Agent upon request by the Administrative Agent or any Group Agent.

            (c) Notices, etc. It will advise Recco, the Administrative Agent, each Group Agent and the Surety Provider promptly, in reasonable detail, of (i) any Lien asserted or claim made against any of the Purchased Contracts of which it obtains knowledge, (ii) the occurrence of any breach by it of any of its representations, warranties and covenants contained herein, (iii) the occurrence of any Servicer Termination Event, Wind-Down Event or Unmatured Wind-Down Event,
(iv) any litigation, investigation or proceeding which may exist at any time between it and any Governmental Authority or other Person or default or event of default under any of its Contractual Obligations, which in any case could have a material adverse effect on the value of the Purchased Contracts or its ability to satisfy its obligations hereunder and (v) the occurrence of any other event, which could have a Material Adverse Effect, in each case immediately upon ascertaining or obtaining knowledge of any of the foregoing. Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action it proposes to take with respect thereto.

            (d) Right of Inspection. It will permit each of Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent, and their representatives, at all times to have full and free access, upon reasonable prior notice and during normal business hours, to all of its books, correspondence and records insofar as they relate to the Contracts, the related Vehicles or the related Files, and Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent, and their representatives may examine the same, take extracts therefrom and make photocopies thereof, and it agrees to render to Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and each Group Agent, or their representatives, at its sole cost and expense such clerical and other assistance as may be reasonably requested with regard thereto.

            (e) Delivery of Notices, Etc. It will deliver or cause to be delivered to Recco, the Lenders, the Administrative Agent, the Group Agents, the Surety Provider or the Collateral Agent, as the case may be, such notices, documents, reports, certificates and other documents (i) required to be delivered by it pursuant to the Operative Documents and (ii) as may be reasonably requested by the Administrative Agent, any Group Agent or the Surety Provider from time to time.

            (f) Merger or Consolidation. It shall not be a party to any merger, consolidation, or other corporate transaction pursuant to which the surviving entity or corporate successor is (i) not Onyx, or (ii) not consented to in writing by the Surety Provider, the Administrative Agent and each Group Agent.

            (g) Extension or Amendment of Contracts. It shall not amend, modify or waive any term or condition of any Purchased Contract if such extension, modification or waiver shall adversely affect the cash flow of such Purchased Contract, unless (i) the Controlling Party shall have previously approved such extension, modification or waiver or (ii) such extension, modification or waiver shall be in compliance with the Credit and Collection Policy; provided that it shall not amend, modify or waive the Annual Percentage Rate or the principal balance of any Purchased Contract such that the Annual Percentage Rate or the principal balance of any Purchased Contract shall be effectively reduced, unless the Controlling Party shall have previously approved such extension, modification or waiver.

            (h) Recovery Procedure. It will maintain its Recovery Procedure in good operational order and permit representatives of Recco, the Surety Provider, the Administrative Agent and each Group Agent access, upon reasonable prior notice and during normal business hours, to its management employees to fully discuss such Recovery Procedure. If it obtains a third party to maintain such Recovery Procedure, then it shall arrange to permit representatives of Recco, the Surety Provider, the Administrative Agent and each Group Agent access, upon reasonable prior notice and during normal business hours, to such system to make such inspections and examinations as it deems necessary.

            (i) Conduct of Business. It will comply with all applicable laws, rules, regulations, and orders with respect to it, its business and properties and all Contracts it services, the failure to comply with which could have a Material Adverse Effect.

            (j) Defense of the Purchased Contracts. It will not create, permit or suffer to exist, and will take such other actions as are necessary to remove, any Lien, claim or right in, to or on any Purchased Contract, and will defend the right, title and interest of Recco and the Collateral Agent in and to the Purchased Contracts against the claims and demands of all Persons whomsoever, other than Liens permitted by Section 4.3(e).

            (k) Insurance. It will use reasonable efforts to insure that each Obligor under a Purchased Contract maintains physical damage insurance covering the related Vehicle. It will immediately deposit to the Collection Account all amounts received by it in respect of or as proceeds of any Insurance Policy to the extent relating to the Purchased Contracts or related Vehicles.

            (l) Normal Policies and Procedures; Credit and Collection Policy. It will (i) at all times comply with its Credit and Collection Policy, including, but not limited to, its customary practices with respect to granting rebates and discounts and (ii) not materially change its normal policies and procedures with respect to the servicing thereof or change its Credit and Collection Policy (including, without limitation, the amount and timing of finance charges, fees and write-offs), except with the prior written consent of the Controlling Party or as required by any Requirement of Law (in which case it shall give the Surety Provider, the Administrative Agent and each Group Agent immediate written notice of such Requirement of Law).

            (m) Collections. If it receives Collections, it agrees to hold such Collections in trust for the benefit of Recco and the Collateral Agent and any such Collections received in the Lock-Boxes shall be transferred to the Clearing Account on the next Business Day and any Collections received in any other manner shall be transferred to the Clearing Account on the next Business Day after receipt. Collections shall be transferred from the Clearing Account to the Collection Account on the next Business Day after deposit into the Clearing Account.

            (n) Obligations Under the Contracts and Dealer Assignments. It will duly fulfill all obligations on its part to be fulfilled under or in connection with each Purchased Contract and related Dealer Assignment (if any) and will do nothing to impair the rights of Recco or the Collateral Agent in the Purchased Contracts.

            (o) Contracts Not to be Evidenced by Instruments. The Servicer will take no action to cause any Purchased Contract to be evidenced by an instrument except in connection with the enforcement or collection of such Purchased Contract.

            (p) Delivery of Servicer's Extension Report. It will, on each Determination Date, furnish to the Controlling Party a report (the "Servicer's Extension Report") setting forth (i) the number of extensions granted by the Servicer during the prior calendar month, and (ii) the Outstanding Balance of all Purchased Contracts on which an extension has been granted by the Servicer during the prior calendar month pursuant to Section 4.4(h) of this Agreement.

      Section 4.5 Repurchase of Ineligible Contracts. On each Business Day, the Seller and the Servicer will notify Recco of the aggregate Outstanding Balances of Purchased Contracts, if any, that are determined to be Ineligible Contracts as of the preceding Business Day which notice shall specify such Purchased Contracts. The Surety Provider, the Administrative Agent or any Group Agent may also notify the Seller and the Servicer on any Business Day of Purchased Contracts which the Surety Provider, the Administrative Agent or any Group Agent shall have determined to be Ineligible Contracts. The Seller shall repurchase such Ineligible Contracts on the next Determination Date, or if a Borrowing Base Deficiency shall have occurred as a result of a Purchase Contract being an Ineligible Contract, on the next Business Day to occur following the notification of ineligibility given or received by it with respect thereto (such next Determination Date or Business Day, a "Repurchase Date") by depositing in the Collection Account the Purchase Price originally paid by Recco with respect to such Ineligible Contract, plus an amount equal to the amount of Finance Charges that accrued on such Ineligible Contract from and including the Purchase Date related to such Ineligible Contract to, but excluding, the Repurchase Date, less an amount equal to the amount of Collections representing principal received by Recco and deposited to the Collection Account with respect to such Ineligible Contract to, but excluding the Repurchase Date. On such Repurchase Date upon the payment in full in cash of the Repurchase Price by the Seller, Recco shall automatically and without further action (other than the authorization and filing of applicable UCC financing statements in connection with the reconveyance of such Ineligible Contract) be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of Recco in and to such Ineligible Contracts, all monies due or to become due with respect thereto, and all proceeds thereof.

      Section 4.6 Financial Covenants of Seller. The Seller covenants and agrees with Recco that so long as this Agreement shall remain in effect:

            (a) Adjusted Tangible Net Worth to Total Assets. The percentage equivalent of the ratio of Adjusted Tangible Net Worth to Total Assets shall be at least 15% as of the end of each fiscal quarter.

            (b) Adjusted EBITDA Coverage Ratio. The Adjusted EBITDA Coverage Ratio shall be greater than 1.5:1 as of the end of each fiscal quarter.

            (c) Ratio of Securitization Assets to Adjusted Tangible Net Worth. The ratio of Securitization Assets to Adjusted Tangible Net Worth shall not be greater than 3:1 as of the end of each fiscal quarter.

      As used in this Section 4.6, the following terms shall have the following meanings:

                  "Adjusted EBITDA Coverage": The sum of: (1) pre-tax income,
(2) interest expense, (3) amortization of excess servicing asset and (4) other amortization and depreciation, less any gain on sale recognized according to FASB 140 (or any successor FASB ruling), divided by interest expense, each of the above listed items as they appear in the consolidated financial statements of Onyx prepared in accordance with GAAP.

                  "Adjusted Tangible Net Worth": The sum of (i) Net Worth and
(ii) Eligible Subordinated Debt; provided, however, that for purposes of this calculation, Eligible Subordinated Debt shall not exceed 20% of Adjusted Tangible Net Worth.

                  "Eligible Subordinated Debt": The total subordinated debt and non-common equity (i.e. preferred stock) of Onyx and its Subsidiaries on a consolidated basis having original maturities of 3 years or more.

                  "Net Worth": The amount equal to Total Assets minus Total Liabilities of Onyx and its Subsidiaries on a consolidated basis calculated in accordance with GAAP minus any intangible assets including inter alia, good will, franchises and intellectual property.

                  "Securitization Assets": The sum of: (1) trust receivables and
(2) excess servicing (retained interest in securitized assets net of amortization), each of the above listed items as they appear in the consolidated financial statements of Onyx and its Subsidiaries prepared in accordance with GAAP.

                  "Total Assets": All assets which in accordance with GAAP would be included in determining total assets as shown on the assets side of the consolidated balance sheet of Onyx and its Subsidiaries.

                  "Total Liabilities": All liabilities which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of the consolidated balance sheet of Onyx and its Subsidiaries.

      Section 4.7 Representations and Warranties of Recco. Recco represents and warrants to the Seller, the Administrative Agent and each Group Agent that, as of the date hereof and as of each Purchase Date:

            (a) Corporate Existence. Recco is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to conduct its business and to own its properties and other assets, and is duly qualified to do business, and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified.

            (b) Corporate Power; Authorization; Non-Contravention. The execution, delivery and performance by Recco of this Agreement and all other agreements, instruments and documents to be delivered by it hereunder, and the transactions contemplated hereby and thereby, are within Recco's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) Recco's charter or by-laws, (ii) any Requirement of Law applicable to Recco or (iii) any Contractual Obligation, and do not result in or require the creation of any Lien upon or with respect to any of its properties (other than as contemplated hereunder and under the terms and conditions of the Operative Documents). This Agreement has been duly executed and delivered on behalf of Recco.

            (c) Enforceable Obligation. This Agreement is the legal, valid and binding obligation of Recco enforceable against Recco in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

      Section 4.8 Collecting Title Documents Not Delivered on the Purchase Date. In the case of any Purchased Contract in respect of which, in place of a Title Document (or a notation in the electronic title records), the Servicer received on the related Purchase Date written evidence from the Vehicle Dealer selling the related Vehicle that, or otherwise in respect of which, the Title Document or a notation in the electronic title records for such Vehicle showing Onyx as first lienholder has been applied for from the Registrar of Titles, the Servicer shall use its best efforts to collect (or to obtain evidence in the electronic title records of) such Title Document from the Registrar of Titles as promptly as possible. If such Title Document (or a notation in the electronic title records) showing Onyx as first lienholder is not received by the Servicer (or verified by the Servicer in the electronic title records) within 180 days after the related Purchase Date with respect to each Purchased Contract, then the representation and warranty in
Section 4.2(s) as to any such Purchased Contracts shall be deemed to have been incorrect in a manner that materially and adversely affects the Collateral Agent, and the Seller shall be obligated to repurchase such Purchased Contract in accordance with Section 4.5.

                                    ARTICLE V
                        SELLER NOTE AND SUBORDINATED NOTE

      Section 5.1 Seller Note.

            (a) On the Closing Date, Recco issued to the Seller the seller note substantially in the form of Exhibit A (the "Seller Note"). The principal amount of the Seller Note shall be calculated pursuant to the Daily Report and, on any day, shall be equal to the Seller Interest on such day. The Seller Note shall
(x) be dated the Closing Date, and (y) be stated to mature on the Scheduled Maturity Date. Interest on the principal amount of the Seller Note shall accrue and be payable on each Determination Date, as provided in the Security Agreement, at a rate per annum equal to the Seller Note Interest Rate. Accrued but unpaid interest on Seller Note shall not be capitalized. The principal amount of the Seller Note shall not be increased after the Commitment Termination Date.

            (b) Seller agrees and confirms that the Seller Note represents solely an obligation of Recco to make certain payments from funds available under the Security Agreement and only to the extent, in the manner and at the times set forth in the Security Agreement, and that the Seller Note does not represent an interest in, and is not secured by, the Purchased Contracts, the proceeds thereof or any other Collateral.

            (c) Recco may at any time and from time to time prepay the Seller Note, in whole or in part, without premium or penalty, provided that a Wind-Down Event would not occur as a result of such prepayment.

      Section 5.2 Restrictions on Transfer of Seller Note. Neither the Seller Note nor any right of the Seller to receive any payment thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed except with the prior written consent of the Controlling Party, which consent shall not be unreasonably withheld or delayed.

      Section 5.3 Subordinated Note.

            (a) On the Closing Date, Recco issued to the Seller the subordinated note substantially in the form of Exhibit B (the "Subordinated Note"). The principal amount of the Subordinated Note shall be calculated pursuant to the Daily Report and, on any day, shall be equal to the Subordinated Interest on such day; provided, however, that the principal amount of the Subordinated Note shall be fixed on and not be recalculated after the Commitment Termination Date.

            (b) Interest on the principal amount of the Subordinated Note shall accrue at a rate set forth in the Subordinated Note. Principal and interest payments on the Subordinated Note may be made only to the extent permitted by the Security Agreement. Principal amounts outstanding on the Subordinated Note shall increase concurrently with the payment of the Purchase Price pursuant to the terms of Section 2.3(a)(ii) hereof. Principal payments on the Subordinated Note shall become payable only upon the release of Collateral by the Collateral Agent pursuant to, and in accordance with, Section 23(b) of the Security Agreement. Except to the extent permitted by the Security Agreement, the Seller agrees not to ask, demand, sue for or take or receive from Recco in cash or other property, by set-off or in any other manner, (including, without limitation, from or by way of the Collateral), payment of all or any part of the Subordinated Note.

            (c) The Seller agrees upon any distribution of all or any of the assets of Recco to creditors of Recco upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of Recco or its debts, any payment or distribution of any kind (including, without limitation, cash, property, securities and any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of Recco being subordinated to the payment of the Subordinated
Note) in respect of the Subordinated Note that otherwise would be payable or deliverable upon or with respect to the Subordinated Note, directly or indirectly, by set-off or in any other manner, including, without limitation, from or by way of the Collateral, shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to or as Collateral (in the case of non-cash property or securities) for the payment or prepayment in full of, the Obligations until the Obligations shall have been indefeasibly paid in full in cash. The Collateral Agent is irrevocably authorized and empowered (in its own name or in the name of the Seller or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Note and enforcing any security interest or other lien securing payment of the Subordinated Note) as the Collateral Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interest of the holders of the Obligations. The Seller shall duly and promptly take such action as the Collateral Agent may request to
(i) collect the Subordinated Note for the account of the holders of the Obligations and to file appropriate claims or proofs of claim in respect of the Subordinated Note, (ii) execute and deliver to the Collateral Agent such powers of attorney, assignments or other instruments as the Collateral Agent may request in order to enable the Collateral Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Note, and (iii) collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Note.

            (d) All payments or distributions upon or with respect to the Subordinated Note that are received by the Seller contrary to the provisions of the Operative Documents shall be received in trust for the benefit of the holders of the Obligations, shall be segregated from other funds and property held by the Seller and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as Collateral (in the case of non-cash property or securities) for the payment or prepayment in full of, the Obligations until such Obligations shall have been indefeasibly paid in full in cash. The Seller agrees that no payment or distribution to the holders of the Obligations pursuant to the provisions of the Subordinated Note shall entitle the Seller to exercise any rights of subrogation in respect thereof against Recco until the Obligations and all principal and interest under the Seller Note shall have been indefeasibly paid in full in cash. The Seller and Recco hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Recco or any other Person or any Collateral.

            (e) The Subordinated Note is secured by the Collateral pursuant to the Subordinated Security Agreement, subject to the prior lien of the Collateral Agent under the Security Agreement. No payments may be received, directly or indirectly, by the Seller (and if received, the Seller agrees to return such payments to Recco) on the Subordinated Note unless Recco has paid all amounts required pursuant to the Security Agreement to be paid prior to any payments in respect of the Subordinated Note.

            (f) The Seller agrees and confirms that the Collateral Agent shall not have any duty whatsoever to the Seller, in the Seller's capacity as holder of the Subordinated Note, and that the Collateral Agent shall not be liable to the Seller for any action taken or omitted to be taken with respect to the Subordinated Note or the Collateral under the Security Agreement.

            (g) Prior to the indefeasible payment in full in cash of the other Obligations, the Seller will not seek to collect any amounts owing under the Subordinated Note or exercise or enforce any of its rights under the Subordinated Security Agreement.

            (h) The Seller and Recco further agree that at no time hereafter will any part of the indebtedness represented by the Subordinated Note be represented by any negotiable instruments or other writings except the Subordinated Note.

            (i) The Seller and Recco waive notice of and consent to the creation of the Loans and any of the other Obligations, any extensions granted or other action taken by the Lenders, the Surety Provider, the Administrative Agent, any Group Agent or the Collateral Agent with respect thereto, the taking or releasing of Collateral or any obligors or guarantors for the payment thereof, and the releasing of the Seller or any other subordinated creditors. No failure or delay by the Lenders, the Surety Provider, the Administrative Agent, any Group Agent or the Collateral Agent to exercise any right granted herein, or in any other agreement or by law shall constitute a waiver of such right or of any other right.

            (j) The terms of the Subordinated Note and the subordination effected hereby, and the rights of the Lenders, the Surety Provider, the Administrative Agent, each Group Agent and the Collateral Agent and the obligations of the Seller and Recco arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by (a) any amendment or modification of or supplement to any provision of the Operative Documents or any instrument or document executed or delivered pursuant thereto or in connection with the transactions contemplated thereby; (b) the validity or enforceability of any of such documents; (c) any exercise or non-exercise of any right, power or remedy under or in respect of the other Obligations or any instruments or documents related thereto or arising at law; or (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the other Obligations or any of the instruments or documents related thereto.

      Section 5.4 Restrictions on Transfer of Subordinated Note. Neither the Subordinated Note nor any right of the Seller to receive any payment thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed; provided, however, that the Seller may pledge or otherwise transfer the Subordinated Note with the prior written consent of the Controlling Party; provided, further, that any such transferee or pledgee of the Subordinated Note shall (i) be bound by all of the terms applicable to the Subordinated Note set forth in the Operative Documents and (ii) execute an agreement containing a provision substantially in the form of Section 9.15 hereof.

                                   ARTICLE VI
                            TERMINATION OF COMMITMENT

      Section 6.1 Termination.

            (a) Subject to the payment of any and all fees required to be paid pursuant to the Fee Letters and the Insurance Agreement, the Seller may terminate the commitment of the Lenders to make loans at any time by giving ten
(10) Business Days prior written notice to Recco, the Administrative Agent and each Group Agent.

            (b) The commitment of the Lenders to make loans shall terminate on the Commitment Termination Date.

      Section 6.2 Remedies.

            (a) On the Commitment Termination Date, all purchases by, and sales to, Recco of Contracts hereunder shall immediately cease.

            (b) On and after the Commitment Termination Date, Recco shall have, in addition to all other rights under this Agreement, all rights and remedies provided under any applicable law.

            (c) On and after the Commitment Termination Date, Recco shall continue to maintain its interest in all Purchased Contracts created prior to such date and all amounts received as payments on or with respect to the Purchased Contracts will continue to be paid to Recco as provided herein.

                                   ARTICLE VII
  INDEMNIFICATION, ADDITIONAL COSTS, INSPECTION AND CERTAIN LITIGATION MATTERS

      Section 7.1 Indemnities.

            (a) Without limiting any other rights that Recco may have hereunder or under applicable law, the Seller hereby agrees to indemnify Recco, its directors, employees, officers, successors and assigns (collectively, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities and related costs and expenses, including all attorneys' fees and disbursements (all of the foregoing being collectively referred to as the "Indemnified Amounts"), awarded against or incurred by any of them arising out of or as a result of this Agreement, the Operative Documents or Recco's ownership of any Purchased Contracts, excluding, however, recourse (except as otherwise specifically provided in this Agreement) for uncollectible Purchased Contracts. Without limiting the generality of the foregoing, the Seller shall indemnify the Indemnified Parties for all Indemnified Amounts relating to or resulting from:

                  (i) the transfer of an interest in any Contract other than an Eligible Contract;

                  (ii) reliance on any representation or warranty made by the Seller (or any of its Responsible Officers) or the Servicer (or any of its Responsible Officers), if the Seller or any Affiliate of the Seller is acting as the Servicer, under or in connection with the Operative Documents, and any information or report delivered by the Seller or the Servicer pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (iii) the failure by the Seller or the Servicer (if the Servicer is the Seller or any Affiliate of the Seller) to comply with any applicable law, rule or regulation with respect to any Purchased Contract or the nonconformity of any Purchased Contract with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in Recco or to transfer to Recco, legal and equitable title to and ownership of, the Contracts that are, or are intended to be, Purchased Contracts, together with all proceeds thereof, including, without limitation, all Collections and other items that constitute proceeds, free and clear of any Lien whether existing at the time of the Purchase of such Contract or at any time thereafter, or the failure to perfect, or to maintain the Lien on any Vehicle subject to a Purchased Contract;

                  (v) the failure to file, in a timely manner, financing statements or other similar instruments or documents required under the UCC in effect in the state in which the Seller is organized or the Seller's principal place of business or chief executive office is located or the location of the Collateral as required under such law or other applicable laws with respect to any Contracts sold to Recco, whether at the time of any Purchase or at any subsequent time;

                  (vi) any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever under any Purchased Contract, arising out of a breach by the Seller of any obligation under such Purchased Contract or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of any other Person from the Seller (it being understood that all such obligations of the Seller shall be and remain enforceable against and only against the Seller and shall not be enforceable against Recco);

                  (vii) any failure of the Seller or the Servicer (if the Servicer is the Seller or any Affiliate of the Seller) to perform its duties or obligations in accordance with the provisions of this Agreement;

                  (viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Purchased Contract or any Vehicle;

                  (ix) the failure by the Seller or the Servicer (if the Servicer is the Seller or any Affiliate of the Seller) to pay when due any taxes payable by it, including without limitation, franchise taxes and sales, excise, transfer or personal property taxes payable in connection with the Contracts or the sale thereof;

                  (x) the failure by the Seller or the Servicer (if the Servicer is the Seller or an Affiliate of the Seller) to be duly qualified to do business, to be in good standing or to have filed appropriate fictitious or assumed name registration documents in any jurisdiction;

                  (xi) the commingling of Collections at any time with other funds; and

                  (xii) the failure of any Lock-Box Bank or the Clearing Account Bank to remit any amounts held in its Lock-Box or in the Clearing Account as the case may be whether by reason of the exercise of setoff rights or otherwise.

      Notwithstanding the foregoing, Recco hereby agrees that under no circumstances shall the Seller be liable for, or required to pay any Indemnified Amount, other than as set forth in Section 4.5, resulting from, (i) the credit risk of an Obligor, or for which payment therefor would otherwise constitute recourse to the Seller for an uncollectible Contract or Contracts (except to the extent made uncollectible by acts or omissions of the Seller or, if the Servicer is the Seller or an Affiliate thereof, the Servicer) or (ii) gross negligence or willful misconduct on the part of the Indemnified Party to which such Indemnified Amount would otherwise be due.

            (b) Any Indemnified Amount due hereunder shall be payable 15 days after demand.

      Section 7.2 Rights of Inspection. Recco, its representatives and assigns, the Administrative Agent, each Group Agent and the Surety Provider shall at all times have full and free access, upon reasonable prior notice during normal business hours (a) to the Seller's officers and independent accountants in order to discuss the affairs, finances and accounts of the Seller insofar as they relate to the Purchased Contracts, the related Files and/or the related Vehicles and the transactions contemplated hereby and (b) to all the books, correspondence and records of the Seller insofar as they relate to the Purchased Contracts, the related Files and/or the related Vehicles and the transactions contemplated hereby, and Recco and its representatives and assigns, the Administrative Agent, each Group Agent and the Surety Provider may examine the same, take extracts therefrom and make photocopies thereof, and the Seller agrees to render to Recco, its representatives and assigns, the Administrative Agent, each Group Agent and the Surety Provider, at the Seller's sole cost and expense, such clerical and other assistance as may be requested with regard thereto. All such reasonable expenses of the Administrative Agent, each Group Agent and the Surety Provider shall be for the account of the Seller and shall be provided for or reimbursed within 15 days after presentment of an invoice requesting same.

      Section 7.3 Certain Litigation Matters.

            (a) Recco and Onyx shall provide prompt written notice to the Surety Provider, the Collateral Agent, the Administrative Agent and each Group Agent of any action, proceeding or investigation of which a Responsible Officer of Recco or Onyx (as applicable) has actual knowledge that could materially adversely affect the rights or obligations of the Surety Provider, the Collateral Agent, the Administrative Agent or any Group Agent under the Operative Documents or any other document delivered with respect thereto.

            (b) Recco and Onyx shall, upon written notice from (i) the Controlling Party or, (ii) with prior written consent of or at the request of, the Controlling Party, allow the Surety Provider, the Collateral Agent, the Administrative Agent or any Group Agent to institute, assume or control the defense of any action, proceeding or investigation that could materially adversely affect the rights or obligations of the Surety Provider, the Collateral Agent, the Administrative Agent or any Group Agent under the Operative Documents or any other document delivered with respect thereto, if Onyx or Recco (as the case may be) shall not be actively defending such action, proceeding or investigation.

            (c) Neither Recco nor Onyx shall, without the Controlling Party's prior written consent or unless directed by the Controlling Party, agree to any settlement of any action, proceeding or investigation that could materially adversely affect the rights or obligations of the Surety Provider, the Collateral Agent, the Administrative Agent or any Group Agent under the Operative Documents or any other document delivered with respect thereto.

            (d) For purposes of this Section 7.3 and the definition of "Surety Provider Defense Costs" set forth in the Definitions List, and without limiting the meaning of the term "materially," any of the following actions or proceedings shall be deemed to materially adversely affect the rights or the obligations of the Surety Provider, the Collateral Agent, the Administrative Agent or any Group Agent: (i) any action or proceeding brought as a putative class action or lawsuit where the plaintiff is proceeding in a representative capacity, whether brought under federal or state procedural rules; or (ii) any actions or proceedings where the aggregate amount of damages sought against Onyx or Recco in such actions or proceedings shall be equal to or in excess of $1,000,000 and in which the underlying causes of action are related to Onyx's contract origination procedures, in each case, to the extent such action or proceeding is related to the Purchased Contracts.

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

            (e) Notwithstanding anything to the contrary herein, the terms of this Section 7.3 and the definition of "Surety Provider Defense Costs" set forth in the Definitions List shall not apply to any action or proceeding involving any of the Seller, the Servicer or Recco or any Affiliate of any of them, on the one hand, and any of the Surety Provider, the Lenders or CDC FP, or any Affiliate of any of them, on the other hand, as adverse parties, in any action or proceeding.

                                  ARTICLE VIII
                                  THE SERVICER

      Section 8.1 Appointment of Servicer. Recco hereby appoints the Seller to act as servicer of the Purchased Contracts in the name of and on behalf of Recco, its successors and assigns, in accordance with the provisions hereof and the Seller hereby accepts such appointment. The Servicer shall use reasonable care (and, in any event, no less care than it exercises with respect to all Contracts it services for itself and others) in performing its duties as servicer hereunder using at least that degree of skill and attention that a prudent Person similarly situated and charged with similar functions would utilize and, without limiting the foregoing, shall service the Purchased Contracts in accordance with the Credit and Collection Policy, and all applicable laws, rules and regulations. The Servicer or its agent shall hold the Files.

            The duties of the Servicer will include, without limitation, collection and posting of all payments, responding to inquiries of Obligors regarding the Purchased Contracts, investigating delinquencies, remitting payments to the Group Agents, the Administrative Agent and the other Persons entitled thereto in a timely manner, furnishing monthly, quarterly and annual statements with respect to collections and payments in accordance with the provisions of this Agreement, and maintaining the perfected first priority security interest of the Collateral Agent in the Collateral as contemplated in this Agreement and the Security Agreement. Subject to applicable laws, rules and regulations, the Servicer shall accelerate the maturity of all or any scheduled payments under any Purchased Contract under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) no later than the date such Contract becomes a Defaulted Contract. If required by law, the Servicer shall collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due. In any case in which any Vehicle related to a Purchased Contract has suffered damage, the Servicer will expend funds in connection with any repair or toward the repossession of such Vehicle if it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount expended.

            The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement to be for the account of the Seller. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Bank Accounts and the fees and reasonable expenses of the Administrative Agent, each Group Agent and the Collateral Agent. The Servicer shall be required to pay such fees and expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than as expressly provided for in the Operative Documents.

      Section 8.2 Collections.

            (a) On each Business Day, all Collections received in any Lock-Box shall be transferred to the Clearing Account on next Business Day. Except as provided in Section 8.2(c), all Collections received by the Servicer in any other manner shall be transferred to the Clearing Account on the next Business Day following receipt and until so transferred, the Servicer shall hold such cash and other items in trust for the benefit of Recco. All Collections in the Clearing Account shall be transferred to the Collection Account on the next Business Day after such Collections are transferred into the Clearing Account.

            (b) The Servicer will, at the Servicer's cost and expense and as agent in the name of and on behalf of Recco, but subject at any time to the right of Recco to direct and control, endeavor to collect, as and when the same becomes due, all amounts owing on each Purchased Contract. In the event of default by an Obligor under any Purchased Contract, the Servicer shall have the power and authority, on behalf of Recco, to take such action in respect of such Purchased Contract and the Vehicle related thereto as the Servicer, in the absence of contrary instructions from Recco, may deem advisable, including the power to sell such Vehicle; provided however that in no event shall the Servicer sell any Purchased Contract without the prior written consent of the Controlling Party. In the enforcement or collection of any Purchased Contract, the Servicer shall be entitled to sue thereon in its own name or as agent for Recco, in either case, for the account of Recco.

            (c) In the event the Servicer repossesses the Vehicle subject to any Purchased Contract, the Servicer agrees to use its reasonable efforts to resell such Vehicle for the account of Recco and the Collateral Agent and shall remit by deposit in the Collection Account the gross sale proceeds thereof, net of any costs incurred by any Person with respect to any such repossession and resale which costs shall not exceed the gross sale proceeds. Recco shall have no obligation to take any action or commence any proceedings to realize upon any Purchased Contract or to enforce any of its rights or remedies with respect thereto. Any moneys collected by the Servicer pursuant to this subsection shall be segregated by the Servicer, held in trust by the Servicer for Recco and shall be remitted to the Collection Account on the Business Day of receipt thereof by the Servicer.

      Section 8.3 Maintenance of Records; Quarterly and Annual Reports.

            (a) The books of account and other records pertaining to the Purchased Contracts are the property of Recco and subject to the Lien of the Collateral Agent. Recco agrees that the Servicer shall hold such records as custodian for the Collateral Agent (on behalf of the holders of the Obligations) and Onyx. The Servicer shall maintain all books of account and other records pertaining to the Purchased Contracts in such form as will enable Recco, the Administrative Agent or any Group Agent or their designees to determine at any time the status of the Purchased Contracts. The Servicer will permit Recco, the Surety Provider, the Administrative Agent or any

Group Agent and any Person designated by Recco, the Surety Provider, the Administrative Agent or any Group Agent, upon reasonable prior notice and during regular business hours, to inspect, audit, check and make abstracts from all books, accounts, records, or other papers pertaining to such Purchased Contracts. From time to time, at the request of Recco, the Surety Provider, the Administrative Agent or any Group Agent, the Servicer, at its own expense, will deliver to Recco, the Surety Provider, the Administrative Agent, each Group Agent and any Person designated by Recco, the Surety Provider or the Administrative Agent or any Group Agent any records and invoices pertaining to the Purchased Contracts and evidence thereof as Recco, the Surety Provider, the Administrative Agent or any Group Agent or such designee may deem necessary to enable it to enforce its rights thereunder. In addition, at the request of the Controlling Party after delivery of a Servicer Termination Notice or earlier termination or resignation of the Servicer, the Servicer will deliver all such records and invoices pertaining thereto (including bills of lading) and other evidence thereof to any Person selected by the Controlling Party. Whether or not any such item is the property of Recco, each Contract, computer record, invoice, ledger card, account record or other evidence of, or record relating to, the Purchased Contracts maintained at the office of the Servicer or the office of Seller, if requested by the Controlling Party, will be marked as the Controlling Party may direct to indicate the ownership thereof by Recco and/or the Lien of the Collateral Agent thereon. The Servicer will segregate from all other Contracts then owned or being serviced by the Servicer all documents relating to the Purchased Contracts and will hold in trust (if such document is not owned by Recco) and safely keep such documents in separate filing cabinets or other suitable containers marked to show Recco's and the Collateral Agent's interest with such legend as shall be specified by the Controlling Party and maintained in such place or places as shall be designated by the Controlling Party.

            (b) The Servicer will deliver to Recco, the Surety Provider ,the Administrative Agent, each Group Agent and any Person designated by the Controlling Party, within 45 days after the end of each fiscal quarter of the Servicer, a certificate of a Responsible Officer of the Servicer stating that
(a) a review of the activities of the Servicer during the preceding fiscal quarter and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period (including its obligations to prepare and deliver each Daily Report and Monthly Report) in compliance with the terms of this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            (c) The Servicer, at its expense, will cause a firm of Independent public accountants satisfactory to the Administrative Agent, each Group Agent and the Surety Provider to furnish a report (the "Annual Report") to Recco, the Administrative Agent, each Group Agent and any Person designated by the Administrative Agent or any Group Agent, on or before March 31st of each year, beginning March 31, 2004, stating that such firm has examined certain documents and records relating to the servicing of the Contracts during the preceding fiscal year and that such examination, which has been conducted substantially in accordance with audit guides or audit programs generally recognized to be applicable to audits of receivables similar to the Contracts, has disclosed no items of noncompliance with the provisions of this Agreement throughout such period which, in the opinion of such firm, are material, except for such items of non-compliance as shall be set forth in such report.

      Section 8.4 Servicing Fee. On each Determination Date, to the extent provided for in the Security Agreement and subject to Section 8.11(c) in the case of any Successor Servicer, as full compensation for its servicing activities hereunder, the Servicer shall be entitled to receive the Servicing Fee.

      Section 8.5 Resignation; Sub-Contracting.

            (a) The obligation of the Servicer to service the Purchased Contracts is personal to the Servicer and the parties recognize that another Person may not be qualified to perform such obligations. Accordingly, the Servicer's obligation to service the Purchased Contracts hereunder shall be specifically enforceable and shall be absolute and unconditional in all circumstances, including, without limitation, after the occurrence and during the continuation of any Servicer Termination Event hereunder; provided, however, that a Successor Servicer may be appointed pursuant to Section 8.11 hereof.

            (b) The Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer except upon determination that (i) the performance of its duties hereunder is no longer permissible under any applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under any such applicable law. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an opinion of counsel to such effect delivered to Recco, the Surety Provider, the Administrative Agent and each Group Agent. Except to the extent inconsistent with any such applicable law, no such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.11 hereof.

            (c) If the performance of its duties hereunder is no longer permissible under applicable law or the cost of such performance is such that its continuation as Servicer is not warranted as a financial matter, the Servicer may, with the prior written consent of the Controlling Party and to the extent permitted by applicable law, subcontract with any other Person to service, administer or collect the Purchased Contracts, provided that the Person with whom the Servicer so subcontracts shall not become the Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof.

      Section 8.6 Termination. The Servicer's obligations under this Agreement shall terminate upon the termination of both the Credit Agreement and the Insurance Agreement; provided, however, that the Servicer shall continue to be obligated to do all things necessary to apply Collections on the Purchased Contracts that it receives after such termination in the manner provided in this Agreement and to perform its obligations hereunder with respect thereto. Upon termination of this Agreement all authority and power granted to the Servicer under this Agreement shall pass to and be vested in Recco. The Servicer shall transfer (i) its electronic records relating to the Purchased Contracts to Recco in such electronic form as Recco may reasonably request, (ii) all other records, correspondence and documents to Recco in the manner and at such times as Recco may reasonably request, (iii) at Recco's expense, upon the request of Recco, notify all Obligors that the Servicer is no longer the Servicer, (iv) at Recco's expense, take all such further action as Recco shall reasonably request to effect the termination of the rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to Recco of all authority of the Servicer to (A) service Purchased Contracts as provided hereunder, and (B) receive Collections which shall on the date of such termination be held by the Servicer for deposit or which shall thereafter be received with respect to any Purchased Contract.

      Section 8.7 Daily Report. No later than 3:00 PM (New York City time) on each Purchase Date, the Servicer shall deliver a report, substantially in the form of Exhibit G (the "Daily Report"), to Recco, the Surety Provider, the Administrative Agent, who shall promptly deliver such Daily Report to each Group Agent, together with a Certificate of the Servicer, substantially in the form of Exhibit F (the "Servicer's Certificate").

      Section 8.8 Monthly Report. No later than 3:00 P.M. (New York City time) on each Determination Date, the Servicer shall deliver a report, substantially in the form of Exhibit H (the "Monthly Report") to Recco, the Surety Provider, the Administrative Agent, who shall promptly deliver such Monthly Report to each Group Agent,, together with a Servicer's Certificate, covering the Determination Period immediately preceding such Determination Date.

      Section 8.9 Servicer Termination Events. If any of the following events (each a "Servicer Termination Event") shall have occurred and be continuing:

            (a) the Servicer shall fail to make any payment, transfer or deposit required to be made hereunder or under any other Operative Document within two Business Days of the date on which such payment, transfer or deposit is due to be made;

            (b) the Servicer shall fail to give any notice within three Business Days after the same is required to be given hereunder;

            (c) the Servicer shall fail to submit (i) a Monthly Report within three Business Days of the day on which such report shall have been required to be submitted, (ii) a Daily Report within one Business Day of the day on which such report is required to be submitted or (iii) an Annual Report within 10 days of the day on which such Annual Report shall have been required to be submitted;

            (d) the Servicer shall fail to observe or perform any other covenant or agreement applicable to it contained herein or in any other Operative Document and such failure shall remain unremedied for a period of 10 days; or, if the Seller or one of its affiliates is the Servicer, the Seller shall breach any of the financial covenants contained in Section 4.6;

            (e) the Servicer shall enter a transaction in breach of the covenant at Section 4.4(f) hereof;

            (f) any representation, warranty, certification or statement made by the Servicer in this Agreement, in any other Operative Document or in any certificate, financial statement or other document delivered hereunder or thereunder shall prove to have been incorrect in any material respect when made;

            (g) a Bankruptcy Event shall have occurred with respect to the Servicer or;

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

            (h) the Wind-Down Date shall have occurred;

then, the Administrative Agent shall, at the request of the Controlling Party, terminate the Servicer by giving notice thereof in writing to the Servicer and Seller which notice shall state the effective date of such termination (a "Servicer Termination Notice"); provided that, in the case of a Servicer Termination Event described in (g) above, the Servicer shall be terminated automatically without the necessity to deliver a Servicer Termination Notice. Upon termination of the Servicer, the Administrative Agent shall, at the request of the Controlling Party, implement a Complete Servicing Transfer.

      Section 8.10 Servicer Termination.

            (a) After the termination of the Servicer, (i) prior to the appointment of a Successor Servicer pursuant to Section 8.11, the Controlling Party or any Person designated by the Controlling Party may administer the administrative, servicing and collection functions of the Servicer, in any manner the Controlling Party directs, (ii) the Controlling Party or any Person designated by the Controlling Party shall, at any time thereafter, be entitled to notify the Obligors on any Purchased Contracts to make payment of amounts due thereunder directly to Recco or the Administrative Agent or as the Controlling Party may direct and (iii) the Servicer shall, at its own expense, (A) if so requested by the Controlling Party, endorse each instrument that is payable to the Servicer, if any, evidencing any Purchased Contract to the Controlling Party or any Person designated by the Controlling Party in such manner as the Controlling Party shall direct and (B) perform any and all acts and execute any and all documents as may be reasonably requested by Controlling Party in order to effect the purposes of this Agreement. If the Controlling Party does not elect to terminate the Servicer and replace the Servicer with a Successor Servicer, the Controlling Party shall have the right to appoint a firm of public accountants or any other Person the Controlling Party may choose, to monitor the servicing of the Purchased Contracts by the Servicer and to furnish to Recco, at the expense of the Servicer, such letters, certificates or reports thereon as the Controlling Party shall reasonably request. The Servicer shall cooperate with such firm in the subsequent monitoring of its servicing of the Purchased Contracts pursuant to this Agreement and any fees and expenses in connection therewith shall be paid by the Servicer.

            (b) After termination of the Servicer:

                  (i) On the date that a Successor Servicer shall have been appointed pursuant to Section 8.11, all authority and power of the then Servicer under this Agreement shall pass to and be vested in such Successor Servicer, and, without limitation, the Controlling Party or any Person designated by the Controlling Party (at the direction of the Controlling Party) is hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and (upon the failure of the Servicer to cooperate) to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

                  (ii) The Servicer agrees to cooperate with the Controlling Party or any Person Designated by the Controlling Party and the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Purchased Contracts provided for under this Agreement, including, without limitation, all authority to utilize necessary software and programs and to receive Collections which shall on the date of transfer be held by the Servicer for deposit, or which shall thereafter be received with respect to the Purchased Contracts.

                  (iii) The Servicer shall promptly transfer duplicate, back-up, or original tapes, and all other electronic media constituting all of its electronic records relating to the Purchased Contracts and records relating to the Commercial Paper Notes to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Purchased Contracts in the manner and at such times as the Successor Servicer shall reasonably request.

                  (iv) At any time following the appointment of a Successor Servicer, such Successor Servicer shall be authorized to take any and all steps in the name of the previous Servicer and on behalf of the previous Servicer necessary or desirable, in the determination of such Successor Servicer, to collect all amounts due under any and all Purchased Contracts, including, without limitation endorsing the name of the previous Servicer on checks and other instruments representing Collections, and enforcing the Purchased Contracts.

      Section 8.11 Appointment of Successor Servicer.

            (a) On and after the termination of the Servicer, the Servicer shall continue to perform all servicing functions under this Agreement until the later of (i) the appointment of a Successor Servicer or (ii) the date specified in the Servicer Termination Notice or otherwise specified by the Controlling Party in writing or, if no such date is specified in the Servicer Termination Notice (if any), until a date mutually agreed upon by the Servicer and the Controlling Party. The Administrative Agent shall appoint a successor servicer at the direction of the Controlling Party (the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Controlling Party.

            (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of the Liquidity Agreement, if any are applicable. Any Successor Servicer shall make all representations and warranties that the Servicer makes hereunder.

            (c) In connection with such appointment and assumption, the Controlling Party may, subject to the provisions of the Security Agreement, make arrangements for the payment of the Servicing Fee to the Successor Servicer.

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

            (d) Notwithstanding anything to the contrary in this Agreement, no termination of the Servicer shall be effective until a Successor Servicer shall be appointed and have accepted such appointment.

                                   ARTICLE IX
                                  MISCELLANEOUS

      Section 9.1 Notices, Etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service or by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy, or telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be delivered for purposes of this Agreement on (a) the second Business Day following the day on which such notice was placed in the custody of the United States Postal Service, (b) the next Business Day following the day on which such notice was placed in the custody of any overnight courier service, including express mail service or (c) the same Business Day on which such notice is sent by telegram, messenger or facsimile. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this subsection, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

                                   Onyx Acceptance Corporation
If to the Seller:                  27051 Towne Centre Drive, Suite 100
                                   Foothill Ranch, California 92610
                                   Attention: Executive Vice President and
                                   Chief Financial Officer
                                   Tel. No.: (949) 465-3505
                                   Telecopier No.: (949) 465-3992

                                   Onyx Acceptance Corporation
If to the Servicer:                27051 Towne Centre Drive, Suite 100
                                   Foothill Ranch, California 92610
                                   Attention: Executive Vice President
                                   and Chief Financial Officer
                                   Tel. No.: (949) 465-3505
                                   Telecopier No.: (949) 465-3992

If to Recco:                       Onyx Acceptance Receivables Corporation
                                   27051 Towne Centre Drive, Suite 210
                                   Foothill Ranch, California 92610
                                   Attention: Chief Financial Officer
                                   Tel. No.: (949) 465-3505

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

                                   Telecopier No.: (949) 465-3530

If to the Administrative Agent     CDC Financial Products, Inc.
or to the Eiffel Group Agent:      9 West 57h Street
                                   New York, New York 10019
                                   Attention: Henry J. Sandlass
                                   Tel. No.: (212) 891-5868
                                   Telecopier No.: (212) 891-5780

                                   Wachovia Capital Markets, LLC
If to the VFCC Group Agent:        301 S. College Street, NC0610
                                   Charlotte, NC 28288-0610
                                   Attention: Curt Sidden
                                   Tel. No.: (704) 715-6030
                                   Telecopier No.: (704) 383-9106

                                   XL Capital Assurance Inc.
If the                             1221 Avenue of the Americas
Surety Provider:                   New York, New York 10020 1001
                                   Attention: Surveillance
                                   Tel. No.: (212) 478-3400
                                   Telecopier No.: (212) 478-3587

      A copy of any notice delivered to or required to be sent by the Seller or Servicer hereunder shall be sent by the Seller or the Servicer to the holder of the Subordinated Note.

      Section 9.2 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto, the holders of the Obligations (each of which shall be a third party beneficiary hereto) and their respective successors and assigns; provided that the Seller shall not assign any of its rights or obligations hereunder without the prior written consent of the Surety Provider, the Administrative Agent and each Group Agent. Except as expressly permitted hereunder or in the Operative Documents, Recco shall not assign any of its rights or obligations hereunder without the prior written consent of the Controlling Party.

      Section 9.3 Confirmation of Intent; Security Interest. The Seller and Recco intend that the sales, contributions, transfers and assignments herein contemplated constitute sales and/or contributions, transfers and assignments outright, and not for security, of the Purchased Contracts and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Seller to Recco, and that the Purchased Contracts and the Other Conveyed Property shall not be a part of Seller's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under any federal or state bankruptcy law with respect to the Seller. In the event that such conveyance is determined to be made as security for a loan made by Recco or the holders of the Lender Note to the Seller, the

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

Seller hereby grants to Recco a first priority security interest in all of the Seller's right, title and interest in and to the Purchased Contracts and the Other Conveyed Property conveyed pursuant to Section 2.1(a) hereof, and hereby agree that this Sale Agreement shall constitute a security agreement under the UCC and applicable law.

      Section 9.4 Payments. All payments made hereunder, except as provided for in Section 2.3(b) hereof, shall be made by 2:00 P.M. (New York City time) on the day provided for herein. Amounts not paid when due under this Agreement shall bear interest until paid in full at a rate equal at all times to the lesser of
(a) the Default Rate and (b) the maximum rate permitted by applicable law, payable on demand. Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

      Section 9.5 Rights to Enable Successor Servicing. The Servicer hereby represents and warrants to Recco and the Collateral Agent that each of Recco and the Collateral Agent will have full and free access to, and use of, all rights and properties necessary or appropriate for the servicing and collecting functions with respect to Purchased Contracts including, without limitation, all software rights, and hereby covenants that to the extent Recco or the Collateral Agent deem it necessary or appropriate, it will immediately transfer, assign and set over to Recco, the Collateral Agent or such party as the Collateral Agent shall designate such rights and properties and any other rights or assets upon the occurrence of a Wind-Down Event to enable and ease successor servicing hereunder.

      Section 9.6 Costs; Expenses and Taxes. In addition to the rights of indemnification granted pursuant to Section 7.1 hereof, the Seller agrees to pay on demand to Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and Group Agents (a) all costs and expenses in connection with the development, preparation, execution, delivery and administration (including periodic auditing by Recco, the Collateral Agent, the Surety Provider, the Administrative Agent and Group Agents or their agents or representatives) of this Agreement, including, without limitation, the reasonable fees and expenses of counsel for any Indemnified Party with respect hereto and with respect to advising any such Indemnified Party as to their respective rights and remedies under this Agreement, and (b) all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement.

      Section 9.7 Severability Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

      Section 9.8 Amendments; Governing Law; JURY TRIAL WAIVER. This Agreement and the rights (including those of the Administrative Agent, each Group Agent, the Surety Provider and the Collateral Agent) and obligations of the parties hereunder (a) may not be changed orally but only by an instrument in writing signed by the parties hereto, the Surety Provider, the Administrative Agent and each Group Agent and (b) shall be construed in accordance with and governed by the laws of the State of New York without regard to conflict of laws principles which may require the application of the laws of any other jurisdiction. No amendment shall be effective without prior written notice thereof to S&P and Moody's. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OF THE OTHER OPERATIVE DOCUMENTS) IN WHICH THEY SHALL BE ADVERSE PARTIES.

      Section 9.9 No Recourse. Except as otherwise expressly provided in Section
4.5 and 7.1 of this Agreement, it is understood and agreed that the Seller shall not be liable for the payment of the principal of the Loans, or any Commercial Paper or for the payment of any business taxes or for any losses suffered by Recco in respect of ownership of the Purchased Contracts. The preceding sentence shall not relieve the Seller from any liability hereunder with respect to its representations, warranties, covenants and other payment and performance obligations herein described. The Seller is not making any representations or warranties regarding the collectibility of the Purchased Contracts or the future performance of the Obligors under the Purchased Contracts.

      Section 9.10 Further Assurances. The Seller agrees to do such further acts and things and to execute and deliver to Recco such assignments, agreements, powers and instruments as may be necessary or desirable in order for Recco to carry into effect the purposes of this Agreement and the other Operative Documents or to better assure and confirm unto Recco its rights, powers and remedies hereunder and under the other Operative Documents, including, without limitation, to record, notify, obtain consents and file and to re-record, re-notify, re-obtain consents and re-file all such documents and instruments, at such time or times, in such manner and at such places, all as may be necessary to preserve and protect the position of the Seller or Recco, as the case may be, hereunder and under the other Operative Documents. This covenant shall survive the termination of this Agreement.

      Section 9.11 Termination. This Agreement shall terminate on the later of
(a) the date after the Commitment Termination Date of the payment in full of all amounts due hereunder and the performance of all obligations hereunder and (b) the date on which the Credit Agreement and the Insurance Agreement are terminated; provided, however, that all representations, warranties, remedies and indemnities of the Seller herein, and the agreements of the Seller and the Servicer made pursuant to Section 9.15 hereof shall survive the termination of this Agreement.

      Section 9.12 Assignment to Collateral Agent. Recco hereby assigns to the Collateral Agent, for the benefit of the holders of the Obligations, all of its rights hereunder, including, without limitation, the rights of Recco under
Section 6.2. The Seller consents to such assignment and agrees that the Collateral Agent shall be entitled to enforce this Agreement directly against the Seller. In addition, Recco agrees to act as agent on behalf of the Collateral Agent and shall not consent or agree to any waiver, amendment or other modification of this Agreement or any of the other Operative Documents to which it is a party without the Controlling Party's prior written consent, and shall take and refrain from taking any action, and shall exercise and refrain from exercising any of its rights under the Operative Documents as requested by the Controlling

Party from time to time, including, without limitation, the right to deliver a Servicer Termination Notice.

      Section 9.13 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

      Section 9.14 Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      Section 9.15 No Bankruptcy Petition Against Recco. The Seller and the Servicer each covenants and agrees that it will not institute against, or join any other Person in instituting against, Recco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law.

      IN WITNESS WHEREOF, the Seller and Recco have caused this Sale and Servicing Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

                                   ONYX ACCEPTANCE CORPORATION, as Seller
                                   and Servicer

                                   By: ______________________________
                                       Name:
                                       Title:

                                   ONYX ACCEPTANCE RECEIVABLES CORPORATION

                                   By: ______________________________
                                       Name:
                                       Title:

Acknowledged and Agreed:

CDC FINANCIAL PRODUCTS INC., as Administrative Agent and Eiffel Group Agent

By: ______________________________
    Name:
    Title:

By: ______________________________
    Name:
    Title:

JPMORGAN CHASE BANK, as Collateral Agent

By: ______________________________
    Name:
    Title:

WACHOVIA CAPITAL MARKETS, LLC, as VFCC Group Agent

By: ______________________________
    Name:
    Title:

                                                                       EXHIBIT A

                                   SELLER NOTE

                                                              New York, New York
                                                                January 29, 2004

      ONYX ACCEPTANCE RECEIVABLES CORPORATION, a Delaware corporation ("Recco"), hereby promises to pay to the order of ONYX ACCEPTANCE CORPORATION, a California corporation (the "Seller"), the principal amount of this Seller Note, determined as described below, together with interest thereon equal to the Seller Note Interest Rate in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in Exhibit A to the Credit Agreement (as defined in the Sale Agreement), dated as of the date hereof, entered into in connection with the Amended and Restated Sale and Servicing Agreement, dated as of January 29, 2004, between the Seller and Recco (such agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with its terms, the "Sale Agreement").

      The principal amount of this Seller Note at any time shall be determined in accordance with the provisions of Section 5.1 of the Sale Agreement, provided, however, that it shall at no time exceed the Maximum Seller Interest. All principal and accrued interest on this Seller Note shall be due and payable on the Scheduled Maturity Date; provided, however, that, no payments may be made, directly or indirectly, on this Seller Note (and if made, the Seller agrees to return such payments to Recco) until Recco has paid all amounts required pursuant to the Security Agreement to be paid prior to any payments in respect of this Seller Note. This Seller Note represents solely an obligation of Recco to make certain payments from funds available under the Security Agreement and only to the extent, in the manner and at the times set forth in the Security Agreement. This Seller Note does not represent a security interest in the Collateral.

      Payments of principal of and interest on this Seller Note shall be made by wire transfer of immediately available funds to such account of the Seller as the Seller may designate in writing.

      This Seller Note is the Seller Note referred to in the Sale Agreement.

      Recco hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All amounts evidenced by this Seller Note and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the holder hereof on Schedule 1 attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of Recco under this Seller Note.

      It is the intention of Recco and the Seller to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law

(including the laws of the State of New York and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with this Seller Note, it is agreed as follows: (i) the aggregate of all consideration that constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Seller Note or any other agreement or document executed in connection with this Seller Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to other amounts due under this Seller Note by the holder hereof (or if this Seller Note shall have been paid in full, refunded to Recco); and (ii) in the event that the maturity of this Seller Note is accelerated for any reason or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Seller Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to other amounts due under this Seller Note (or if this Seller Note shall have been paid in full, refunded to Recco). In the event that applicable law provides for a ceiling on the rate of interest chargeable hereunder, that ceiling shall be the indicated rate ceiling.

      The Seller agrees that it shall have no right to cause, by way of acceleration or otherwise, any payment of principal hereunder to become due or payable prior to the times provided in the Security Agreement.

      Each holder of this Seller Note agrees to be bound by all of the provisions of the Operative Documents, including, without limitation, the covenant that prior to the date which is one year and one day after the payment in full of all Loans made, by the Lenders and all other obligations under the Operative Documents, it will not institute, or join any other Person in instituting, against Recco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy law or similar law.

      This Seller Note may not be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed, except with the prior written consent of the Administrative Agent, each Group Agent and the Surety Provider.

      THIS SELLER NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                           ONYX ACCEPTANCE RECEIVABLES
                           CORPORATION

                           By:________________________________________
                           Name:
                           Title:

                                                                   Schedule 1 to
                                                                     Seller Note

                      Principal             Payments and               Maturity             Notation Made
    Date               Amount               Pre-payments                 Date                     By
    ----               ------               ------------                 ----                     --
_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

                                                                       EXHIBIT B

                                SUBORDINATED NOTE

      THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT FOR ANY OFFER OR SALE PURSUANT TO, AND IN COMPLIANCE WITH, THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER.

      THIS SUBORDINATED NOTE IS THE SUBORDINATED NOTE REFERRED TO IN THE SALE AND SERVICING AGREEMENT, AND IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL OF THE OBLIGATIONS TO THE EXTENT AND IN THE MANNER PROVIDED IN ARTICLE V OF THE SALE AND SERVICING AGREEMENT; AND THE HOLDER BY ACCEPTANCE HEREOF AGREES TO BE BOUND BY ALL THE PROVISIONS OF ARTICLE V OF THE SALE AND SERVICING AGREEMENT.

                                                              New York, New York
                                                              January 29, 2004

      ONYX ACCEPTANCE RECEIVABLES CORPORATION, a Delaware corporation ("Recco"), hereby promises to pay to the order of ONYX ACCEPTANCE CORPORATION, a California corporation (the "Seller"), the principal amount of this Subordinated Note, determined as described below, together with interest thereon at a rate per annum of LIBOR + 6% in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in Exhibit A to the Credit Agreement (as defined in the Sale Agreement) entered into in connection with the Amended and Restated Sale and Servicing Agreement dated as of January 29, 2004, between Recco and the Seller (such agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with its terms, the "Sale Agreement").

      The principal amount of this Subordinated Note at any time shall be determined in accordance with the provisions of Section 5.3 of the Sale Agreement; provided, however, that it shall at no time exceed the Maximum Subordinated Interest. All principal of and interest on this Subordinated Note shall be due and payable at the times provided in the Sale Agreement, it being understood and agreed that, except as provided in Section 5.3 of the Sale Agreement, no payments may be made, directly or indirectly, on this Subordinated Note until all the Obligations have been indefeasibly paid in full in cash. This Subordinated Note is secured by the Collateral pursuant to the Subordinated Security Agreement subject to the prior lien of the Collateral Agent under the Security Agreement. No payments may be received, directly or indirectly, by the Seller (and if received, the Seller agrees to return such payments to Recco) on this Subordinated Note unless Recco has paid all amounts required pursuant to the Security Agreement to be paid prior to any payment in respect of this Subordinated Note.

      Payments of principal on this Subordinated Note shall be made by wire transfer of immediately available funds to such account of the Seller as the Seller may designate in writing.

      This Subordinated Note is the Subordinated Note referred to in the Sale Agreement, and is subordinate and junior in right of payment to all the Obligations to the extent and in the manner provided in Section 5.3 of the Sale Agreement and the holder by acceptance hereof agrees to be bound by all the provisions of Section 5.3 of the Sale Agreement.

      Recco hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All amounts evidenced by this Subordinated Note and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the holder hereof on Schedule 1 attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of Recco under this Subordinated Note.

      It is the intention of Recco and the Seller to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of New York and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with this Subordinated Note, it is agreed as follows: (i) the aggregate of all consideration that constitutes interest, if any, under applicable law that is taken, reserved, contracted for, charged or received under this Subordinated Note or any other agreement or document executed in connection with this Subordinated Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to other amounts due under this Subordinated Note by the holder hereof (or if this Subordinated Note shall have been paid in full, refunded to Recco); and (ii) in the event that maturity of this Subordinated Note is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Subordinated Note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to other amounts due under this Subordinated Note (or if this Subordinated Note shall have been paid in full, refunded to Recco). In the event that applicable law provides for a ceiling on the rate of interest, if any, chargeable hereunder, that ceiling shall be the indicated rate ceiling.

      The Seller agrees that it shall have no right to cause, by way of acceleration or otherwise, any payment of principal hereunder to become due or payable, prior to the times provided in the Security Agreement.

      Each holder of this Note agrees to be bound by all of the provisions of the Operative Documents, including, without limitation, the covenant that prior to the date which is one year and one day after the payment in full of all Loans made, by the Lenders and all other Obligations under the Operative Documents, it will not institute against, or join any other Person in instituting against, Recco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the law of the United States or any state of the United States.

      This Subordinated Note shall not be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed, except with the prior written consent of the Administrative Agent, each Group Agent and the Surety Provider.

      THIS SUBORDINATED NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                           ONYX ACCEPTANCE RECEIVABLES
                           CORPORATION

                           By:_________________________________
                           Name:
                           Title:

                                                                   Schedule 1 to
                                                               Subordinated Note

                      Principal             Payments and               Maturity             Notation Made
    Date               Amount               Pre-payments                 Date                     By
    ----               ------               ------------                 ----                     --
_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

_____________     _________________     ____________________       ________________     _____________________

                                                                       EXHIBIT C

                           ONYX ACCEPTANCE CORPORATION

                              OFFICER'S CERTIFICATE
                                AND BILL OF SALE

      The undersigned certifies that he is the [President] [Chief Financial Officer] [an Executive Vice President] of Onyx Acceptance Corporation, a Delaware corporation (the "Seller"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Seller in connection with the Amended and Restated Sale and Servicing Agreement dated as of January 29, 2004 (the "Sale Agreement"), between the Seller and Onyx Acceptance Receivables Corporation, a Delaware corporation ("Recco") (all capitalized terms used herein without definition having the respective meanings specified in the Definitions List attached to the Sale Agreement), and further certifies that:

                  1. No event with respect to the Seller has occurred and is continuing which would constitute a Wind-Down Event or Unmatured Wind-Down Event;

                  2. Each of the agreements and conditions of the Seller to be performed on or before the date hereof pursuant to the Sale Agreement have been performed in all material respects;

                  3. The Seller has possession of each Contract set forth on the Contract List delivered to the Lenders, the Surety Provider, the Administrative Agent and each Group Agent on the date hereof (the "Specified Contracts");

                  4. On the date hereof, the Seller shall apply the cash proceeds of the Purchase Price paid to it on the date hereof by Recco to purchase the Specified Contracts;

                  5. The Seller has delivered the Specified Contracts to Recco on or prior to the date hereof; and

                  6. Each of the representations and warranties made in the Operative Documents by the Seller and the Servicer are true and correct on and as of the date hereof, both before and after giving effect to the purchase to be made on the date hereof.

      In Receipt of adequate consideration hereto for the Purchase Price of $_____________, the Seller hereby assigns, sells, transfers and convey the specified contracts and all of its right, title and interest therein, to Recco.

      IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ____, 200_.

                           ONYX ACCEPTANCE CORPORATION

                                   By:_________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT D

                LIST OF LOCK-BOX BANKS AND NUMBERS OF LOCK-BOXES

         LOCK-BOX BANK:

         Wells Fargo Bank
         2030 Main Street
         Suite 900
         Irvine, California 92614
         Lock-Box Account
         Acct. # 4159359066

                                                                       EXHIBIT E

                    CLEARING ACCOUNT BANK AND ACCOUNT NUMBER

      The Clearing Account, No. 4159359173, is maintained at Wells Fargo Bank, 2030 Main Street, Suite 900, Irvine, California 92614

                                                                       EXHIBIT F

                        [FORM OF SERVICER'S CERTIFICATE]

      This Servicer's Certificate is delivered pursuant to the Amended and Restated Sale and Servicing Agreement (the "Sale Agreement") dated as of January 29, 2004 between Onyx Acceptance Corporation and Onyx Acceptance Receivables Corporation. Capitalized terms not defined herein have the meanings ascribed to such terms in the Definitions List attached to the Sale Agreement.

      The undersigned hereby certifies that he is a Responsible Officer of Onyx Acceptance Corporation holding the office set forth beneath his signature below, and that he is duly authorized to execute this Servicer's Certificate on behalf of the Servicer and further certifies that the information set forth in the report to which this Certificate is attached is true and correct in all material respects, that there is currently no Servicer Termination Event, Unmatured Wind-Down Event or Wind-Down Event and that all calculations and applications of cash were performed in accordance with the Operative Documents.

      IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of ________.

                                   ONYX ACCEPTANCE CORPORATION

                                   By:
                                   Name:
                                   Title:

                                                                       EXHIBIT G

                              FORM OF DAILY REPORT

                                                                       EXHIBIT H

                             FORM OF MONTHLY REPORT

                                                                       EXHIBIT I

                          CREDIT AND COLLECTION POLICY

                                SCHEDULE 4.1(h)-1

                   PRINCIPAL PLACE OF BUSINESS, ETC. OF SELLER

      Onyx Acceptance Corporation's (the "Seller") principal place of business, chief executive office and the location of the offices where it keeps all of the records relating to the Contracts including, without limitation, the Files, is:

                                   27051 Towne Centre Drive
                                   Suite 100
                                   Foothill Ranch, California 92610

                                   Schick DataBank
                                   26862 Vista Terrace
                                   Lake Forest, California

                                SCHEDULE 4.1(h)-2

                  PRINCIPAL PLACE OF BUSINESS, ETC. OF SERVICER

      Onyx Acceptance Corporation's (the "Servicer") principal place of business, chief executive office and the location of the offices where it keeps all of the records relating to the Contracts including, without limitation, the Files, is:

                                    27051 Towne Centre Drive
                                    Suite 100
                                    Foothill Ranch, California 92610

                                    Schick DataBank
                                    26862 Vista Terrace
                                    Lake Forest, California

                                SCHEDULE 4.1(k)-1

                              TRADE NAMES OF SELLER

      Onyx Acceptance Corporation (the "Seller") has no trade names, fictitious names, assumed names or "doing business as" names other than the following:

   "Doing Business As" Name          Business for which Name is Used
   ------------------------          -------------------------------
1. Mesa Auto                           Used car sales

2. Auto Fund                           Name reserved but not used

3. Automotive Funding Services         Name reserved but not used

4. OAC Systems                         Name reserved but not used

5. Dove Financial Corporation          Name reserved but not used

6. ePartner Network                    Internet marketing

                                SCHEDULE 4.1(k)-2

                             TRADE NAMES OF SERVICER

      Onyx Acceptance Corporation (the "Servicer") has no trade names, fictitious names, assumed names or "doing business as" names other than the following:

   "Doing Business As" Name                 Business for which Name is Used
   ------------------------                 -------------------------------
1. Mesa Auto                                   Used car sales

2. Auto Fund                                   Name reserved but not used

3. Automotive Funding Services                 Name reserved but not used

4. OAC Systems                                 Name reserved but not used

5. Dove Financial Corporation                  Name reserved but not used

6. ePartner Network                            Internet marketing

                                SCHEDULE 4.1(r)-1

                             SUBSIDIARIES OF SELLER

      The subsidiaries of the Onyx Acceptance Corporation (the "Seller") are as follows:

            (i)   Onyx Acceptance Financial Corporation

            (ii)  Onyx Acceptance Funding Corporation

            (iii) ABNI, Inc.

            (iv)  C.U. Acceptance Corporation

            (v)   Onyx Acceptance Receivables Corporation

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                                SCHEDULE 4.1(r)-2

                            SUBSIDIARIES OF SERVICER

            The subsidiaries of Onyx Acceptance Corporation (the "Servicer") are as follows:

            (i)   Onyx Acceptance Financial Corporation

            (ii)  Onyx Acceptance Funding Corporation

            (iii) ABNI, Inc.

            (iv)  C.U. Acceptance Corporation

            (v)   Onyx Acceptance Receivables Corporation